LAKEPOINTE CENTRE I LEASE

                        DATED THE 18th DAY OF APRIL, 2002

                                    BETWEEN

                          M&S PRIME PROPERTIES, LTD.,

                                  AS LANDLORD,

                                      AND

                          AMERICAN ECOLOGY CORPORATION,

                                    AS TENANT

                            LAKEPOINTE CENTRE I LEASE

                        DATED THE 18th DAY OF APRIL, 2002

                                    BETWEEN

                          M&S PRIME PROPERTIES, LTD.,

                                  AS LANDLORD,

                                      AND

                          AMERICAN ECOLOGY CORPORATION,

                                    AS TENANT

14.       Tenant Improvement
          Allowance:            Not Applicable

15.       Space Plan Deadline:  Not Applicable

16.       Working Drawing
          Deadline:             Fourteen (14) days following execution of Lease

17.       Parking Passes:       25 non-designated parking passes for spaces
                                located in the parking areas adjacent to the Building.

18.       Parking Pass Rent:    No charge during the Initial Term

19.       Landlords Broker:     Thornton 0liver Keller Commercial Real Estate

20.       Tenants Broker:       Thornton Oliver Keller Commercial Real Estate

21.       First Extension Term: One (1) option to extend the Lease for one (1)
                                three (3) year period commencing upon the
                                expiration of the Initial Term of the Lease,
                                pursuant to the terms of Section 41 of this
                                                         ----------
                                Lease


          Second Extension      Provided Tenant has properly exercised the First
          Term:                 Extension Option, One (1) option to extend the
                                Lease for one (1) three (3) year commencing upon
                                the expiration of the First Extension Term of
                                the Lease, pursuant to the terms of Section 41
                                                                    ----------
                                of this Lease

22.       Reserved Area:        Any space adjacent to the Premises on the third
                                floor of the Building, pursuant to the terms of
                                Section 44 of this Lease
                                ----------

                    (REMAINDER OF PAGE INTENTIONALLY BLANK)


                                     BLI-ii

     The foregoing basic lease information (the "Basic Lease Information") is incorporated in and made a part of the Lease, dated as of the date written above, by and between Landlord and Tenant, to which this Basic Lease Information is attached. If there is any conflict between the Basic Lease Information and the Lease, the Lease shall control.

           LANDLORD:             M&S PRIME PROPERTIES, LTD.,
                                 a California limited partnership

                                 By:   Maier Siebel Baber,
                                       Its Advisor



                                       By: /s/ Kenneth A. Baber
                                               Kenneth A. Baber
                                               President and CEO


                                       By: /s/ Ross T. Berry
                                               Ross T. Berry
                                               Senior Vice President


                                 Date:   4/24   , 2002

                                 Address:
                                 One Embarcadero Center, Suite 2050
                                 San Francisco, California 94111
                                 Attention: Kenneth A. Baber, President and CEO

           TENANT:               AMERICAN ECOLOGY CORPORATION,
                                 a Delaware corporation

                                 By: /s/ Stephen A. Romano
                                    Stephen A. Romano
                                    President and Chief Executive Officer

                                 By: /s/ James R. Baumgardner
                                    James R. Baumgardner
                                    Vice President and Chief Financial Officer

                                 Address:
                                 805 West Idaho, Suite 200
                                 Boise, Idaho 83702


                                    BLI-iii

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

1.     PREMISES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
2.     TERM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
3.     ACCEPTANCE OF PREMISES. . . . . . . . . . . . . . . . . . . . . .     1
4.     BASE RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
5.     ADDITIONAL RENT . . . . . . . . . . . . . . . . . . . . . . . . .     2
6.     SECURITY DEPOSIT. INTENTIONALLY OMITTED . . . . . . . . . . . . .     6
7.     USES; HAZARDOUS SUBSTANCES. . . . . . . . . . . . . . . . . . . .     6
8.     MAINTENANCE AND REPAIRS . . . . . . . . . . . . . . . . . . . . .     7
9.     ALTERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
10.    TENANT'S PROPERTY . . . . . . . . . . . . . . . . . . . . . . . .     8
11.    ENTRY BY LANDLORD . . . . . . . . . . . . . . . . . . . . . . . .     9
12.    LIENS AND INSOLVENCY. . . . . . . . . . . . . . . . . . . . . . .     9
13.    INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . .     9
14.    DAMAGE TO TENANT'S PROPERTY . . . . . . . . . . . . . . . . . . .    10
15.    EMINENT DOMAIN. . . . . . . . . . . . . . . . . . . . . . . . . .    10
16.    TENANT'S INSURANCE. . . . . . . . . . . . . . . . . . . . . . . .    11
17.    DAMAGE OR DESTRUCTION . . . . . . . . . . . . . . . . . . . . . .    12
18.    WAIVER OF SUBROGATION . . . . . . . . . . . . . . . . . . . . . .    13
19.    ASSIGNMENT OR SUBLETTING. . . . . . . . . . . . . . . . . . . . .    14
20.    SUBORDINATION . . . . . . . . . . . . . . . . . . . . . . . . . .    16
21.    ESTOPPEL CERTIFICATE. . . . . . . . . . . . . . . . . . . . . . .    16
22.    SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
23.    SIGNS AND ADVERTISING . . . . . . . . . . . . . . . . . . . . . .    17
24.    PARKING . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
25.    RULES AND REGULATIONS . . . . . . . . . . . . . . . . . . . . . .    17
26.    TIME. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
27.    QUIET ENJOYMENT . . . . . . . . . . . . . . . . . . . . . . . . .    18
28.    DEFAULTS AND REMEDIES . . . . . . . . . . . . . . . . . . . . . .    18
29.    TRANSFER OF LANDLORD'S INTEREST . . . . . . . . . . . . . . . . .    20
30.    RIGHT TO PERFORM. . . . . . . . . . . . . . . . . . . . . . . . .    20
31.    IMPROVEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . .    20
32.    NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21


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
33.    ATTORNEYS FEES. . . . . . . . . . . . . . . . . . . . . . . . . .    22
34.    HOLDING OVER. . . . . . . . . . . . . . . . . . . . . . . . . . .    22
35.    SURRENDER OF PREMISES . . . . . . . . . . . . . . . . . . . . . .    22
36.    NON-WAIVER. . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
37.    MORTGAGEE PROTECTION. . . . . . . . . . . . . . . . . . . . . . .    22
38.    BUILDING PLANNING . . . . . . . . . . . . . . . . . . . . . . . .    22
39.    CHANGES TO THE PROPERTY . . . . . . . . . . . . . . . . . . . . .    23
40.    GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . .    23
41.    OPTION TO EXTEND THE TERM . . . . . . . . . . . . . . . . . . . .    25
42.    RELOCATION COSTS. . . . . . . . . . . . . . . . . . . . . . . . .    27
43.    TENANT'S EXISTING LEASE . . . . . . . . . . . . . . . . . . . . .    27
44.    RIGHT OF PRIOR OFFER. . . . . . . . . . . . . . . . . . . . . . .    28


EXHIBITS

EXHIBIT A       FLOOR PLAN OF THE PREMISES . . . . . . . . . . . . . . .   A-L
EXHIBIT B       DESCRIPTION OF THE REAL PROPERTY . . . . . . . . . . . .   B-L
EXHIBIT C       CONFIRMATION OF LEASE TERM . . . . . . . . . . . . . . .   C-L
EXHIBIT D       FORM OF TENANT ESTOPPEL CERTIFICATE. . . . . . . . . . .   D-L
EXHIBIT E       RULES AND REGULATIONS. . . . . . . . . . . . . . . . . .   E-L
EXHIBIT F       SPACE PLAN . . . . . . . . . . . . . . . . . . . . . . .   F-L

                            LAKEPOINTE CENTRE I LEASE

     THIS LEASE is entered into by and between Landlord and Tenant, as specified in the Basic Lease Information, which is incorporated herein by reference, as of the date shown in Paragraph 1 of the Basic Lease Information.

1. PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises (as defined in Paragraph 6 of the Basic Lease Information) upon and subject to the terms, covenants and conditions herein set forth. Tenant covenants, as a material part of the consideration for this Lease, to keep and perform each and all of said terms, covenants and conditions for which Tenant is responsible and that this Lease is entered into upon the condition of such performance. Landlord and Tenant agree that the rentable square footage of the Premises is as set forth in Paragraph 6 of the Basic Lease Information.

2. TERM.

     a.     Initial Term.  Except as otherwise provided herein, the term of this
            ------------
Lease shall be the Initial Term as set forth in Paragraph 7 of the Basic Lease Information, commencing on Commencement Date, which shall be the earlier to occur of (i) Tenant's commencement of regular business operations in the Premises or (ii) the Commencement Date, as set forth in Paragraph 8 of the Basic Lease Information, and ending as of the Expiration Date, as set forth in Paragraph 9 of the Basic Lease Information. The Initial Term, together with any extension term as to which a right has been properly exercised, shall be referred to as the "TERM." Notwithstanding the foregoing, if for any reason the Commencement Date occurs pursuant to the terms of this Lease on a day other than the first day of a calendar month, the period commencing on the Commencement Date and ending on the last day of the calendar month in which the Commencement Date occurs shall be an initial stub period which shall be added to the Initial Term and Tenant shall pay all rent and other charges with respect to such stub period (on a prorated basis as referenced in Section 4.a) at the same rate
                                             -----------
applicable to the first full calendar month of this Lease. Following such stub period and commencing as of the first day of the first full calendar month following the month in which the Commencement Date occurs, Tenant shall commence the payment of rent and other charges payable hereunder as if the Initial Term had actually commenced on such date. The use of the stub period described above is intended to provide for ease of administration and calculation of all amounts owed hereunder, since all rental adjustments will be determined as of the first day of a calendar month and the Term of the Lease will end as of the last day of a calendar month (unless earlier terminated pursuant to the terms hereof).

     b.     Delivery of Premises.  Landlord shall substantially complete the
            --------------------
improvements to the Premises to be provided by Landlord pursuant to Section 3.1
                                                                    -----------
of this Lease, and deliver the Premises to Tenant upon substantial completion (as defined in Section 31 of this Lease) of the Tenant Improvement Work. If
               ----------
there is any delay in substantial completion of the Tenant Improvement Work due to a Tenant's Delay (as defined in Section 31 of this Lease), the Term will
                                   ---------
commence as of the date the Tenant Improvement Work would have been completed had a Tenant's Delay not occurred. Landlord shall have no liability to Tenant due to delay in completing the Premises. No Base Rent (as defined in Section
10) or additional rent shall accrue prior to the Commencement Date.

     c.     Confirmation of Lease Term.  When the Commencement Date and the
            ---------------------------
Expiration Date have been ascertained, the parties shall promptly complete and execute a Confirmation of Lease Term in the form of Exhibit C attached hereto.
                                                    ---------

3. ACCEPTANCE OF PREMISES. Landlord shall have no obligation whatsoever to construct leasehold improvements for Tenant or to repair or refurbish the Premises, except as specifically set forth in Section 31 of this Lease.
                                              ----------
Landlord or Landlord's agents have made no representations or promises with respect to the Building (as defined in Paragraph 5 of the Basic Lease Information), the Premises or this Lease except as expressly set forth herein. The taking of possession of the Premises by Tenant shall be conclusive evidence that Tenant accepts the same "AS IS" and that the Premises and the Building are suited for the use intended by Tenant and were in good and satisfactory condition at the time such possession was taken. Tenant represents and warrants to Landlord that
(a) its sole intended use of the Premises is for general office use which has no special requirements, including but not limited to, special security requirements, (b) it does not intend to use the Premises for any other purpose, and (c) prior to executing this Lease it has made such investigations as it deems appropriate with respect to the suitability of the Premises for its intended use and has determined that the Premises is suitable for such intended use.

4. BASE RENT.

     a.     Base Rent Payments.  Tenant agrees to pay Landlord each month, as
            -------------------
base monthly rent, the Base Rent as set forth in Paragraph JO of the Basic Lease Information. Each monthly installment of Base Rent shall be payable in advance on the first day of each calendar month during the Term, except that the first month's installment shall be paid upon the execution hereof. If the Term commences or ends on a day other than the first day of a calendar month, then the rent for the months in which this Lease commences or ends shall be prorated (and paid at the beginning of each such month) in the proportion that the number of days this Lease is in effect during such month bears to the total number of days in such month, and such partial month's installment shall be paid no later than the commencement of the subject month. In addition to the Base Rent, Tenant agrees to pay as additional rent the amount of additional rent and rent adjustments and other charges required by this Lease. All rent shall be paid to Landlord, without prior demand and without any deduction or offset, in lawful money of the United States of America, at the address of Landlord designated on the signature page of the Basic Lease Information or to such other person or at such other place as Landlord may from time to time designate in writing.

     b.     Late Charge.  If Tenant fails to pay any installment of Base Rent,
            -----------
additional rent or other charges within ten (10) days after the same are due, or fails to make any other payment for which Tenant is obligated under this Lease, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the amount so payable. Tenant acknowledges that late payments will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which costs are extremely difficult and impracticable to calculate. The parties agree that the late charge described above represents a fair and reasonable estimate of the extra costs incurred by Landlord as a result of such late payment. Such late charge shall not be deemed a consent by Landlord to any late payment, nor a waiver of Landlord's right to insist upon timely payments at any time, nor a waiver of any remedies to which Landlord is entitled hereunder. In addition, all amounts payable by Tenant to Landlord hereunder, exclusive of the late charge described above, if not paid within ten (10) days after such amounts are due, shall bear interest from the due date until paid at the rate of eighteen percent (18%) per annum.

     c.     Rent Abatement.  Tenant shall have no obligation to pay Base Rent
            ---------------
for the first seven (7) months of the Initial Term of the Lease and the first monthly installment paid upon execution hereof shall be applied first to any portion of a calendar month remaining after the expiration of the 7-month abatement period (if the Term includes a stub period as referenced in Section 2.a) and then to the rent coming due for the eighth (8th) month of the Initial Term. Notwithstanding the foregoing, all other terms and conditions of this Lease other than the obligation to pay Base Rent shall apply to such 7-month period, including, without limitation, paying for any separately metered utilities and paying for any above-standard services such as "after hours" HVAC charges (as described in Section 22 hereof).

5. ADDITIONAL RENT. In addition to the Base Rent provided in Section 4 of this Lease, Tenant shall pay Tenant's Proportionate Share as specified in Paragraph 13 of the Basic Lease Information, of the increase in Actual Operating Costs for each Operating Year over the Base Amount (as such terms are defined below). Tenant's Proportionate Share of the Building may change based on remeasurement or adjustment of the area of the Building or the Premises. In addition, whenever additional space is added to the Premises, Tenant's Proportionate Share of the Building shall increase accordingly.

     a.     Estimated Operating Costs.  After the close of each Operating Year
            --------------------------
(except the Base Year) during the Term, Landlord shall furnish Tenant a written statement of the "ESTIMATED OPERATING COSTS" for such Operating Year, and a corresponding calculation of additional rent, which shall be one-twelfth (1/12) of Tenant's Proportionate Share of the amount, if any, by which the Estimated Operating Costs exceed the Base Amount. Such additional amount shall be added to the monthly installment of Base Rent payable by Tenant under this Lease for each month during such Operating Year.

     b.     Actual Operating Costs.  After the close of each Operating Year
            -----------------------
(except the Base Year) during the Term, Landlord shall deliver to Tenant a written statement setting forth the Actual Operating Costs during the preceding Operating Year. If such costs for any Operating Year exceed the Estimated Operating Costs paid by Tenant to Landlord pursuant to Section 5.a. Tenant
                                                       -----------
shall pay the amount of such excess to Landlord as additional rent within thirty
(30) days after receipt by Tenant of such statement. If such statement shows such costs to be less than the amount paid by Tenant to Landlord pursuant to
Section 5.a, then the amount of such overpayment shall be paid by Landlord to Tenant within thirty (30) days following the date of such statement or credited by Landlord to the payment of rent next due.

     c.     Determinations.  The determination of Actual Operating Costs and
            ---------------
Estimated Operating Costs shall be made by Landlord. Any payments pursuant to this Section 5 shall be additional rent payable by Tenant hereunder, and in the
     ---------
event of nonpayment thereof, Landlord shall have the same rights with respect to such nonpayment as it has with respect to any other nonpayment of rent hereunder.

     d.     End of Term.  If this Lease shall terminate on a day other than the
            ------------
last day of an Operating Year, the amount of any adjustment between Estimated Operating Costs and Actual Operating Costs with respect to the Operating Year in which such termination occurs shall be prorated on the basis which the number of days from the commencement of such Operating Year, to and including such termination date, bears to three hundred sixty-five (365); and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within thirty (30) days after delivery of the statement of Actual Operating Costs with respect to such Operating Year.

     e.     Definitions. The following terms shall have the respective meanings
            ------------
hereinafter specified:

          (1) "BASE AMOUNT" shall mean an amount equal to Actual Operating Costs for the Base Year (as defined in Paragraph 12 of the Basic Lease Information).

          (2) "OPERATING YEAR" shall mean a calendar year commencing January 1 and ending December 31.

          (3) "OPERATING COSTS " shall mean all expenses paid or incurred by Landlord for maintaining, owning, operating and repairing the Property (as defined in Paragraph 4 of the Basic Lease Information) and the Building, and the personal property used in conjunction therewith, including, but not limited to expenses incurred or paid for: Property Taxes (as hereinafter defined); utilities for the Property, including but not limited to electricity, power, gas, steam, oil or other fuel, water, sewer, lighting, heating, air conditioning and ventilating; permits, licenses and certificates necessary to operate, manage and lease the Property; insurance Landlord deems appropriate to carry or is required to carry by any mortgagee under any mortgage encumbering the Building or any portion thereof or interest therein or encumbering any of Landlord's or a property manager's personal property used in the operation of the Building; supplies, tools, equipment and materials used in the operation, repair and maintenance of the Property; accounting, legal, inspection, consulting, concierge and other services; equipment rental (or installment equipment purchase or equipment financing agreements); management agreements (including the cost of any management fee actually paid thereunder and the fair rental value of any office space provided thereunder, up to customary and reasonable amounts); wages, salaries and other compensation and benefits (including the fair value of any parking privileges provided) for all persons engaged in the operation, maintenance or security of the Properly, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; payments under any easement, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs in any planned development or similar arrangement; operation, repair, and maintenance of all systems and equipment and components thereof (including replacement of components); janitorial service; alarm and security service; window cleaning; trash removal; elevator maintenance; cleaning of walks, parking facilities and building walls; replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities; maintenance and replacement of shrubs, trees, grass, sod and other landscape items, irrigation systems, drainage facilities, fences, curbs, and walkways; re-paving and re-striping parking facilities; and roof repairs (except as set forth below). Notwithstanding the foregoing, Operating Costs shall not include the following:

               (i) depreciation, interest and amortization on mortgages or other debt costs or ground lease payments, if any;

               (ii) legal fees in connection with leasing, tenant disputes or enforcement of leases;

               (iii) real estate brokers' leasing commissions; improvements or alterations to tenant spaces; the cost of providing any service directly to and paid directly by, any tenant;

               (iv) costs of any items to the extent Landlord receives reimbursement from insurance proceeds or from a third party (such proceeds to be deducted from Operating Costs in the year in which received);

               (v) costs and expenses attributable to the initial construction of the Project or the correction of latent defects in such original construction;

               (vi) costs incurred in connection with any major change in the Building, such as adding or deleting floors;

               (vii) costs incurred in connection with major repairs to or replacement of the roof of the Building;

               (viii) any cost included in Operating Costs representing an amount paid to a person, firm, corporation or other entity related to Landlord which is in excess of the amount which would have been paid in an arms length basis in the absence of such relationship;

               (ix) property management fees in excess of the management fees typically paid by landlords of comparable properties; and

               (x) capital expenditures except those capital expenditures made primarily to reduce Operating Costs, to implement security measures at the Property, or to comply with any laws or other governmental requirements, or for replacements (as opposed to additions or new improvements) of non-structural items located in the common areas of the Property required to keep such areas in good condition, which capital expenditures (together with reasonable financing charges) shall be amortized for purposes of this Lease over the shorter of (i) their useful lives, or (ii) three (3) years.

          (4) "ESTIMATED OPERATING COSTS" shall mean Landlord's estimate of Operating Costs for the following Operating Year, adjusted as if ninety-five percent (95%) of the total rentable area of the Building had been occupied for the entire Operating Year.

          (5) "ACTUAL OPERATING COSTS" shall mean the actual Operating Costs for any Operating Year, adjusted as if ninety-five percent (95%) of the total rentable area of the Building had been occupied for the entire Operating Year. Actual Operating Costs for the Base Year shall not include costs which are unusually high due to extraordinary circumstances such as embargoes, boycotts, unusual security expenditures, insurance surcharges or unusually high premiums or utility rate increases due to shorter term events or circumstances. Further, in no event shall a component of Operating Costs for any Operating Year be less than the amount included in the Base Year for such Operating Cost component.

          (6) "PROPERTY TAXES" shall mean all real and personal property taxes and assessments imposed by any governmental authority or agency on the Building and the Property (including a pro rata portion of any taxes levied on any common areas); any assessments levied in lieu of such taxes; any non-progressive tax on or measured by gross rents received from the rental of space in the Building; and any other costs levied or assessed by, or at the direction of, any federal, state, or local government authority in connection with the use or occupancy of the Building or the Premises or the parking facilities serving the Building and the Premises; any tax on this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, and any expenses, including the reasonable cost of attorneys or experts, incurred by Landlord in seeking reduction by the taxing authority of the above-referenced taxes, less any tax refunds obtained as a result of an application for review thereof; but shall not include any net income, franchise, estate or inheritance taxes.

     f.  Right to Audit.  Landlord agrees to maintain accurate books and records
         --------------
of the Operating Costs for each calendar year (or partial Operating year) throughout the Term and for a period of three (3) years thereafter. Once per calendar year, and within thirty (30) days after Tenant's receipt of information regarding actual Operating Costs for the prior calendar year, Landlord shall provide a written response to any questions that Tenant may have concerning the calculation of the actual Operating Costs for the immediately preceding calendar year. Within thirty (30) days of receipt of information from Landlord, in the event of any reasonable good faith dispute or uncertainty as to said amounts, Tenant shall, upon reasonable prior written notice, and during normal business hours, have the right, at its own expense, to conduct an audit of Landlord's books and records relating to the determination of Operating Costs, for the immediately preceding calendar year of the Term. Tenant agrees to conduct such audit in a reasonably diligent manner and in no event will Tenant allow any such audit to continue for longer than forty-five (45) days from the date Tenant commences such audit. Upon request, Tenant and Tenant's auditor agree to execute Landlord's standard form confidentiality agreement regarding such audit. Notwithstanding any such dispute or uncertainty, Tenant shall pay Base Rent and all additional rent in accordance with the terms of this Lease. If Tenant, reasonably and in good faith, challenges Landlord's computations of the actual Operating Costs for the immediately preceding calendar year, Tenant shall notify Landlord in writing of its objections. If Tenant's audit indicates that Tenant has been overcharged for the actual

Operating Costs, Landlord shall revise its records and billings accordingly; provided, however, that if Landlord disputes the findings of Tenant's audit, then Landlord and Tenant shall mutually agree upon a nationally recognized firm of certified public accountants which shall conduct an independent audit (and which shall not be compensated on a contingency fee basis), and the findings of such firm shall be binding on the parties hereto. Within thirty (30) days after resolution of such dispute, the party which owes money to the other shall remit the sum owed. Subject to the following, Tenant shall be responsible for the cost of its own audit and also for the cost of any audit by an independent accounting firm; provided, however, that notwithstanding the foregoing, if Tenant's audit, or if an audit was conducted by an independent accounting firm then the independent audit, determines that Tenant has been overcharged by seven percent (7%) or more for the actual Operating Costs for the immediately preceding calendar year of the Term, then Landlord shall pay for or reimburse Tenant for one-half the reasonable cost of Tenant's audit, and, if an audit by an independent accounting firm was also conducted in accordance with the foregoing provisions of this Section5.f, Landlord shall also pay for the cost of such independent audit. If the audit determines that Tenant has been overcharged by an amount less than seven percent (7%), Landlord and Tenant will each pay for its own auditor and shall split the cost of any independent auditor making such determination.

6. SECURITY DEPOSIT. intentionally omitted.

7. USES; HAZARDOUS SUBSTANCES.

     a.     Use.  Tenant agrees that it will continuously during the Term use
            ----
the Premises for general office purposes, and for no other business or purpose. Tenant, at its sole cost and expense, shall promptly comply with all local, state or federal laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereinafter be in force, including, without limitation, the Americans with Disabilities Act, 42 U.S.C. Sec. 12101 et seq. and any governmental regulations relating thereto (the "ADA"), including any required alterations for purposes of "public accommodations" under such statute, provided, however, Landlord agrees to remedy any violations of the ADA existing within the Premises as of the Commencement Date or existing within the common areas of the Building to the extent such violation does not result from Tenant's particular use of the Premises or any acts or omissions by Tenant. Tenant shall not use or permit the Premises to be used in any manner nor do any act which would increase the existing rate of insurance on the Building or cause the cancellation of any insurance policy covering the Building, nor shall Tenant permit to be kept, used or sold, in or about the Premises, any article which may be prohibited by the standard form of fire insurance policy, unless Tenant obtains an endorsement to the policy allowing such activity. Tenant shall not during the Term (i) commit or allow to be committed any waste upon the Premises, or any public or private nuisance in or around the Building or the Property,
(ii) allow any sale by auction upon the Premises, (iii) place any loads upon the floor, walls, or ceiling of the Premises which endanger the Building, (iv) use any apparatus, machinery or device in or about the Premises which will cause any substantial noise or vibration or in any manner damage the Building, (v) place any harmful liquids in the drainage system or in the soils surrounding the Building, or (vi) disturb or unreasonably interfere with other tenants of the Building. If any of Tenant's office machines or equipment disturbs the quiet enjoyment of any other tenant in the Building, then Tenant shall provide adequate insulation, or take such other action as may be necessary to eliminate the disturbance, all at Tenant's sole cost and expense. Landlord confirms that, to Landlord's actual knowledge, Landlord has received no written notice of violation at the Building of the ADA. If, pursuant to the terms hereof, Landlord is obligated to remedy a violation of the ADA, Landlord will pay the cost of compliance to the extent the violation existed prior to the Commencement Date (unless the need for such compliance is due to a new interpretation of existing law). Otherwise, such compliance costs shall be amortized and included within Operating Costs pursuant to the terms of Section 5.e(3)(x).

     b.     Hazardous Materials.  Tenant shall not generate, use, manufacture,
            -------------------
keep, store, refine, release, discharge or dispose of any substance or material that is described as a toxic or hazardous substance, waste or material or a pollutant or contaminant by any federal, state or local law, ordinance, rule or regulation now or hereafter in force, as amended from time to time, in any way relating to or regulating human health or safety or industrial hygiene or environmental conditions or pollution or contamination, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sec. 9601, et seq., the Solid Waste Disposal Act, 42 U.S.C. Sec.
6901, et seq., including, without limitation, PCBs, petroleum products, asbestos and asbestos-containing materials (collectively, "HAZARDOUS SUBSTANCES"), on, under or near the Premises or the Building, except that Tenant may use Hazardous Substances on the Premises that are incidental to general office use, such as photocopier toner, provided such use is in compliance with laws and prudent business practices. Tenant shall not cause or permit any waste material or refuse to be dumped upon or remain upon any part of the Property outside the Premises, nor shall Tenant cause or allow any materials, supplies, equipment, finished products or semi-finished products or articles of any nature to be stored upon or remain upon the Property outside the Premises. Tenant agrees to indemnify Landlord against and hold Landlord harmless from any and all loss, cost, liability, claim, damage, and expense including, without limitation, reasonable attorneys' fees and disbursements, incurred in connection with or arising from the generation, use, manufacture, storage, disposal or release of any Hazardous Substances by Tenant or any person claiming through or under Tenant or any contractor, agent, employee, visitor, assign or licensee of Tenant, on or about the Property throughout the Term.

8. MAINTENANCE AND REPAIRS.

     a.     Landlord's Obligations.  Landlord shall maintain and keep in good
            ----------------------
repair the foundations, exterior walls, structural portions of the roof and other structural portions of the Building, and shall maintain the electrical, plumbing, heating and ventilating equipment in the Building, except such portions thereof as may be specially installed for Tenant or otherwise altered by Tenant in connection with Tenant's work or otherwise; and except that all damage or injury to the Premises, the Building or the equipment and improvements therein caused by any act, neglect, misuse or omission of any duty by Tenant or by any persons who may be in or upon the Premises or the Building with the express or implied consent of Tenant shall be paid by Tenant. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given by Tenant to Landlord. Landlord confirms that it will proceed with diligence to restore critical services to the Premises as soon as possible (within 24 hours, unless such time frame is not reasonable under the circumstances or is outside of Landlord's control). Tenant hereby waives and releases its right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

     b.     Tenant's Obligations.  Tenant shall at its expense maintain, repair
            --------------------
and replace all portions of the Premises and the equipment or fixtures relating thereto, except to the extent specified in Section 8.a, above, at all times in good condition and repair, all in accordance with the laws of the State of Idaho and all health, fire, police and other ordinances, regulations and directives of governmental agencies having jurisdiction over such matters. Tenant shall replace at Tenant's sole expense any glass that may be broken in the Premises, and elsewhere in the Building if done through any fault or negligence of Tenant or any agent, employee, contractor, or invitee of Tenant, with glass of the same size, specifications and quality, with signs thereon, if required. At the expiration of the Term, Tenant shall surrender the Premises in good condition, normal wear and tear and damage by fire or other casualty excepted, and will clean all walls, floors, suspended ceilings and carpeting therein. Tenant shall indemnify Landlord for any loss or liability resulting from any delay by Tenant in surrendering the Premises to Landlord as provided herein.

9. ALTERATIONS.

     a.  Landlord's Consent.  Tenant shall not make any alterations, additions
         ------------------
or improvements (collectively, "ALTERATIONS") in or to the Premises or make changes to locks on doors or add, disturb or in any way change any plumbing or wiring without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld provided that the Alterations do not affect the Building's structure, safety, systems or aesthetics or cause the release of Hazardous Substances.

     b.     Performance of Work.  All Alterations shall be made at Tenant's sole
            --------------------
expense and by contractors or mechanics approved by Landlord, shall be made at such times and in such manner as Landlord may from time to time designate, and shall become the property of Landlord without its obligation to pay therefor. All work with respect to any Alterations shall be performed in a good and workmanlike manner, shall be of a quality equal to or exceeding the then existing construction standards for the Building and must be of a type, and the floors and ceilings must be finished in a manner, customary for general office use and other uses common to first-class office buildings in the vicinity. Alterations shall be diligently prosecuted to completion to the end that the Premises shall be at all times a complete unit except during the period necessarily required for such work. All Alterations shall be made strictly in accordance with all laws, regulations and ordinances relating thereto, and no interior improvements installed in the Premises may be removed unless the same are promptly replaced with interior improvements of the same or better quality. Landlord hereby reserves the right to require any contractor or mechanic working in the Premises to provide lien waivers and liability insurance covering the Alterations to the Premises and to require Tenant to secure, at Tenant's sole cost and expense, completion and lien indemnity bonds satisfactory to Landlord, and/or to require such other instruments as may be reasonably requested by Landlord. Tenant shall give Landlord ten (10) days written notice prior to the commencement of any Alterations and shall allow Landlord to enter the Premises and post appropriate notices to avoid liability to contractors or material suppliers for payment for any Alterations. All Alterations (including, without limitation, all improvements to the Premises made pursuant to Section 31, below) shall remain in and be surrendered with the Premises as a part thereof at the termination of this Lease, without disturbance, molestation or injury, provided that Landlord may require any Alterations to be removed upon termination of this Lease. In such event, all expenses to restore said space to normal building standards shall be borne by Tenant.

     c.     Landlord's Expenses; Administrative Fee.  Tenant shall pay to
            ---------------------------------------
Landlord, as additional rent, any out-of-pocket costs incurred by Landlord in connection with the review, approval and supervision of the Alterations and for any additional Building services provided to Tenant or to the Premises in connection with any such alterations, additions or improvements which are beyond the normal services provided to occupants of the Building. Tenant shall also pay to Landlord an administration fee equal to ten percent (10%) of the cost of the work to compensate Landlord for the administrative costs incurred in the review, approval and supervision of the Alterations. Under no circumstances shall Landlord be liable to Tenant for any damage, loss, cost or expense incurred by Tenant on account of Tenant's plans and specifications, Tenant's contractors or subcontractors, or Tenant's design of any work, construction of any work or delay in completion of any work.

10. TENANT'S PROPERTY.

     a.     Removal Upon Expiration of Lease.  All articles of personal property
            ---------------------------------
and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Term, subject to the other requirements of this Lease.
If Tenant shall fail to remove all of such property from the Premises at the expiration of the Term or within ten (10) days after any earlier termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store such property without liability to Tenant for loss thereof. In such event, Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such property for any length of time that the same shall be in Landlord's possession. Landlord may, at its option, without notice, sell said property or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale to any amounts due under this Lease from Tenant to Landlord and to the expense incident to the removal and sale of said property.

     b.     Personal Property Taxes. Tenant shall be liable for and shall pay,
            ------------------------
at least ten (10) days before delinquency, all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises or Landlord's obligations are increased by a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes or obligations based upon Tenant's personal property or trade fixtures, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall, upon demand, repay to Landlord the taxes or obligations so levied against Landlord, or the portion of such taxes or obligations resulting from such increase in the assessment.

11. ENTRY BY LANDLORD. After reasonable notice (except in emergencies, where no such notice shall be required), Landlord, its authorized agents, contractors, and representatives, shall at any and all times have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants, to post notices, to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of any eviction of Tenant and without abatement of rent. Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as is reasonably practicable. Landlord shall at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord pursuant to the terms hereof shall not be deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises or any portion thereof, and Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss in, upon and about the Premises.

12.  LIENS AND INSOLVENCY. Tenant shall keep the Premises and the Building free from any liens or encumbrances of any kind or nature arising out of any work performed, materials ordered or obligations incurred by or on behalf of Tenant. If Tenant becomes insolvent, makes an assignment for the benefit of creditors, or if legal proceedings are instituted seeking to have Tenant adjudicated bankrupt, reorganized or rearranged under the bankruptcy laws of the United States, or if this Lease shall, by operation of law or otherwise, pass to any person or persons or entity other than Tenant, Landlord may, at its option, terminate this Lease, which termination shall reserve unto Landlord all of the rights and remedies available under Sections 28 and 30 hereof, and Landlord may
                                    ------------------
accept rent from such trustee, assignee or receiver without waiving or forfeiting said right of termination.

13. INDEMNIFICATION.

     a.     Tenant's Indemnification. Tenant shall indemnify, defend and hold
            -------------------------
Landlord harmless from all losses, liabilities, costs, expenses and claims arising from (a) Tenant's use of the Premises or the conduct of its business or any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises, (b) any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease, (c) any act, neglect, fault or omission of Tenant or of its agents or employees, and (d) all costs, attorneys' fees, expenses and liabilities incurred in or about such claims or any action or proceeding brought thereon. In case any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of and waives all claims against Landlord with respect to damage to property or. injury to persons in, upon or about the Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice to Landlord of such failure. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, TENANT ACKNOWLEDGES AND AGREES THAT IT SHALL BE SOLELY RESPONSIBLE FOR PROVIDING ADEQUATE SECURITY FOR ITS PREMISES, AND ITS USE OF THE BUILDING AND THE COMMON AREAS THEREOF. LANDLORD SHALL HAVE NO RESPONSIBILITY TO PREVENT, AND SHALL NOT BE LIABLE TO TENANT, ITS AGENTS, EMPLOYEES, CONTRACTORS, VISITORS OR INVITEES, FOR LOSSES DUE TO THEFT, BURGLARY OR OTHER CRIMINAL ACTIVITY, OR FOR DAMAGES OR INJURIES TO PERSONS OR PROPERTY RESULTING FROM PERSONS GAINING ACCESS TO THE PREMISES OR THE BUILDING, AND TENANT HEREBY RELEASES LANDLORD AND ITS AGENTS AND EMPLOYEES FROM ALL LIABILITIES FOR SUCH LOSSES, DAMAGES OR INJURY, REGARDLESS OF THE CAUSE THEREOF. Notwithstanding the foregoing, Tenant shall not be required to indemnify or release Landlord for bodily injury to persons to the extent such injury is directly caused by or results from Landlord's gross negligence or willful misconduct.

     b.     Landlord's Indemnification. Landlord shall indemnify, defend and
            ---------------------------
hold Tenant harmless from all losses, liabilities, costs, expenses, and claims for bodily injury to persons occurring within the common areas of the Building or upon the Property to the extent caused by or resulting from Landlord's gross negligence or willful misconduct. Notwithstanding the foregoing, Landlord shall not be required to indemnify Tenant for any claim covered by Tenant's indemnity above.

14. DAMAGE TO TENANT'S PROPERTY. Notwithstanding anything to the contrary in this Lease, Landlord or its agents shall not be liable for (a) any damage to any property entrusted to employees of the Building or its property managers,
(b) loss or damage to any property by theft or otherwise, (c) any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing work therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever, or (d) any damage or loss to the business or occupation of Tenant arising from the acts or neglect of other tenants or occupants of, or invitees to, the Building. Tenant shall give prompt notice to Landlord in case of fire or accident in the Premises or in the Building or of defects therein or in the fixtures or equipment.

15. EMINENT DOMAIN.

     a.     Complete Taking.  If the whole of the Property, the Building or the
            ---------------
Premises or so much thereof shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose so that a reasonable amount of reconstruction will not result in the Premises being reasonably suitable for Tenant's continued occupancy, this Lease and the term and estate hereby granted shall terminate as of the date that possession of the Property, the Building or the Premises is so taken (herein called "DATE OF THE TAKING"), and the Base Rent and other sums payable hereunder shall be prorated and adjusted as of such termination date.

     b.     Partial Taking.  If only a part of the Building, the Property or the
            --------------
Premises shall be so taken and the remaining part thereof after reconstruction is reasonably suited for Tenant's continued occupancy, as determined in the reasonable commercial judgment of the Tenant, this Lease shall be unaffected by such taking, except that Landlord may, at its option, terminate this Lease by giving Tenant notice to that effect within sixty (60) days after the Date of the Taking. In such event, this Lease shall terminate on the date that such notice from the Landlord to Tenant shall be given, and the Base Rent and other sums payable hereunder shall be prorated and adjusted as of such termination date. Upon a partial taking after which this Lease continues in force as to any part of the Premises, the Base Rent and other sums payable hereunder shall be adjusted according to the rentable area remaining.

     c.     Award.  Landlord shall be entitled to receive the entire award or
            -----
payment in connection with any taking without deduction therefrom for any estate vested in Tenant by this Lease, and Tenant shall receive no part of such award, including any award for the "leasehold bonus value" of this Lease. Tenant hereby expressly assigns to Landlord all of its right, title and interest in and to every such award or payment. Notwithstanding the foregoing, Tenant shall have the right to pursue an award for losses Tenant suffers by reason of the condemnation, so long as Landlord's award is not in any way modified, affected or reduced as a result and so long as Tenant does not in any way interfere with the recovery of Landlord's claim for the taking.

     d.     Waiver.  Except as may be otherwise provided herein, Tenant hereby
            ------
waives and releases any right to terminate this Lease under any law, statute or ordinance now or hereafter in effect relative to eminent domain, condemnation or takings.

16. TENANT'S INSURANCE. Tenant shall, during the entire term of this Lease and any other period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

     a.     All-Risk Insurance.  Standard form property insurance insuring
            -------------------
against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("ALL-RISK") and sprinkler leakage. This insurance policy shall be upon all trade fixtures and other property owned by Tenant, for which Tenant is legally liable and/or that was installed at Tenant's expense, and which is located in the Building including, without limitation, furniture, fittings, installations, fixtures and any other personal property in an amount not less than the full replacement cost thereof. If there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or any mortgagees of Landlord shall be conclusive. This insurance policy shall also insure the direct or indirect loss of Tenant's earnings attributable to Tenant's inability to use fully or obtain access to the Premises or the Building in the amount as will properly reimburse Tenant. Such policy shall name Landlord and any mortgagees of Landlord as additional insured parties, as their respective interests may appear.

     b.     Liability Insurance.  Commercial General Liability Insurance
            -------------------
insuring Tenant against any liability arising out of the lease, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of Two Million Dollars ($2,000,000) Combined Single Limit for injury to or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence with an additional Insured Landlord Endorsement, and with such liability amount to be adjusted from year to year as reasonably required by Landlord. The policy shall insure the hazards of premises and operations, independent contractors, contractual liability (covering the indemnity contained in Section 13 hereof) and shall (i) name Landlord as an additional insured, (ii) contain a cross-liability provision, (iii) contain a provision that "the insurance provided the landlord hereunder shall be primary and noncontributing with any other insurance available, and (iv) include fire legal liability coverage in the amount of One Million Dollars ($1,000,000)."

     c.     Workers' Compensation Insurance. Workers' Compensation and
            --------------------------------
Employer's Liability Insurance (as required by state law).

     d.     Boiler and Machinery Insurance.  If Tenant installs any boiler,
            ------------------------------
pressure object, machinery, generator, fire suppression system, supplemental air conditioning or other mechanical equipment within the Building, Tenant shall also obtain and maintain at Tenant's expense, boiler and machinery insurance covering loss arising from the use of such equipment.

     e.     Other Insurance.  Any other form or forms of insurance as Tenant or
            ---------------
Landlord or any mortgagees of Landlord may reasonably require from time to time in form, amounts and for insurance risks against which a prudent tenant would protect itself.

All such policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies qualified to issue insurance in the State of Idaho and holding a General Policyholder's Rating of "A" and a Financial Rating of "X" or better, as set forth in the most current issue of Best's Insurance Guide. Such insurance shall provide that it is primary insurance, and not excess over or contributory with any other insurance in force for or on behalf of Landlord, within ten (10) days after the execution of this Lease, Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts and forms of coverage satisfactory to Landlord. No such policy shall be cancelable or reducible in coverage except after thirty
(30) days prior written notice to Landlord. Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as additional rent, if Tenant fails to so notify Landlord. If Landlord obtains any insurance that is the responsibility of Tenant under this
Section 16. Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed.

17. DAMAGE OR DESTRUCTION. If the Building and/or the Premises are damaged by fire or other perils covered by insurance carried by Landlord, Landlord shall have the following rights and obligations:

     a.   Repair and Restoration.

          (1) If the Building and/or the Premises are damaged or destroyed by any such peril, to the extent the cost to repair exceeds twenty-five percent (25%) of the then full replacement value thereof or the damage thereto is such that the Building and/or the Premises cannot reasonably be repaired, reconstructed and restored within six (6) months from the date of such damage or destruction, Landlord shall, at its sole option, as soon as reasonably possible thereafter, either (i) commence or cause the commencement of the repair, reconstruction and restoration of the Building and/or the Premises and prosecute or cause the same to be prosecuted diligently to completion, in which event this Lease shall remain in full force and effect; or (ii) within sixty (60) days after such damage or destruction, elect not to so repair, reconstruct or restore the Building and/or the Premises, in which event this Lease shall terminate. In either event, Landlord shall give Tenant written notice of its intention within said sixty (60) day period. If Landlord elects not to restore the Building and/or the Premises, this Lease shall be deemed to have terminated as of the date of such damage or destruction.

          (2) If the Building and/or the Premises are partially damaged or destroyed by any such peril, to the extent the cost to repair is twenty-five percent (25%) or less of the then full replacement value thereof, and if the damage thereto is such that the Building and/or the Premises reasonably may be repaired, reconstructed or restored within a period of six (6) months from the date of such damage or destruction, then Landlord shall commence or cause the commencement of and diligently complete or cause the completion of the work of repair, reconstruction and restoration of the Building and/or the Premises and this Lease shall continue in full force and effect.

     b.     Uninsured Casualties.  If damage or destruction of the Building
            --------------------
and/or the Premises is due to any cause not covered by collectible insurance carried by Landlord at the time of such damage or destruction, Landlord may elect to terminate this Lease. If the repairing or restoring of the damage is delayed or prevented for longer than six (6) months after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord may elect to be relieved of its obligation to make such repairs or restoration and terminate this Lease. Further, Landlord shall not have any obligation to repair, reconstruct or restore the Premises and may terminate this Lease when the damage resulting from any casualty covered under this Section 17 occurs during the last twelve (12)
                                ----------
months of the Term to such an extent that more than twenty-five percent (25%) of the floor area of the Premises is rendered untenantable for a period of more than sixty (60) days.

     c.     Tenant's Termination Right.  If the work of repair, reconstruction
            --------------------------
and restoration in connection with damage or destruction of the Building and/or Premises initially affects more than twenty-five percent (25%) of the floor area of the Premises and shall require a period longer than seven (7) months to complete, then Tenant may elect to terminate this Lease, provided that Tenant shall give written notice to Landlord of its intention within sixty (60) days after the date it is advised of such repair period.

     d.     Termination of Lease.  Upon any termination of this Lease under any
            --------------------
of the provisions of this Section 17, Landlord and Tenant shall each be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord or such other date as is mutually agreed upon by Landlord and Tenant except for payments or other obligations which have theretofore accrued and are then unpaid or unperformed.

     e.     Base Rent Abatement.  In the event of repair, reconstruction and
            --------------------
restoration by or through Landlord as herein provided, the Base Rent payable under this Lease shall be abated proportionately to the degree to which Tenant's use of the Premises is materially impaired during the period of such repair, reconstruction or restoration. Tenant shall not be entitled to any compensation of damages for loss of the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration, nor shall Tenant be entitled to any insurance proceeds, including those in excess of the amount required by Landlord for such repair, reconstruction or restoration, provided, however, nothing set forth herein shall limit or affect Tenant's right to collect proceeds from any insurance coverage maintained by Tenant. Tenant shall not be released from any of its obligations under this Lease due to damage or destruction of the Building and/or the Premises except to the extent and upon the conditions expressly stated in this
Section 17.

     f.     Extent of Repair Obligation.  If Landlord is obligated to or elects
            ----------------------------
to repair or restore as herein provided, Landlord shall repair or restore the Building Systems and the Building standard improvements within the Premises to the condition existing as of the date of such casualty (but under no circumstance will Landlord be obligated to restore or improve the Premises to a condition better than that described in the Final Plans), and the repair and restoration of any additional items shall be the obligation of Tenant.

18. WAIVER OF SUBROGATION. Whether any loss or damage to or within the Building and/or the Premises is due to the negligence of either of die parties hereto, their agents or employees, or any other cause, Landlord and Tenant do each herewith and hereby release and relieve the other from responsibility for, and waive their entire claim of recovery, for (a) any loss or damage to the real or personal property of the other located anywhere in the Building and including the Building itself, arising out of or incident to the occurrence of any of the perils which are covered by the fire insurance policy, with extended coverage endorsement, in common use in the City of Boise, Idaho; (b) loss resulting from business interruption at the Premises, arising out of or incident to the occurrence of any of the perils which are covered by the business interruption insurance policy in common use in the City of Boise, Idaho; or (c) any loss or injury to persons which is covered by workers' compensation and employer's liability insurance carried by the parties in accordance with state law (and/or required to be carried pursuant to the terms of this Lease). To the extent that such risks under (a), (b) and (c) are, in fact, covered by insurance, each party shall cause its insurance carriers to consent to such waiver and to waive all rights of subrogation against the other party.

Notwithstanding the foregoing, no such release shall be effective unless the aforesaid insurance policy or policies shall expressly permit such a release or contain a waiver of the carrier's right to be subrogated.

19. ASSIGNMENT OR SUBLETTING.

     a.  Landlord's Consent.  Without the express prior written consent of
         -------------------
Landlord, Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge, or otherwise transfer or hypothecate all of its interest in or rights with respect to the Premises (collectively, "ASSIGNMENT"), or permit all or any portion of the Premises to be occupied by anyone other than Tenant or sublet all or any portion of the Premises or transfer a portion of its interest in or rights with respect to the Premises (collectively, "SUBLEASE"). Notwithstanding anything in this Section 19 to the
                                                              ----------
contrary, the named Tenant herein (but not any successors or assigns) shall have the right, without obtaining Landlord's consent, to enter into (i) an Assignment or Sublease of all or a portion of the Premises with an Affiliate of Tenant, on the condition that Tenant delivers to Landlord thirty (30) days prior written notice containing the name of the Affiliate and the manner in which it is affiliated with Tenant, the most recent audited financial statements of the Affiliate and the commencement and termination dates of the Sublease or Assignment, or (ii) an Assignment of all of the Premises with an entity resulting directly from a merger or consolidation with Tenant or an entity (a "MERGED ENTITY") purchasing or succeeding to substantially all of the assets of Tenant on the condition that (1) Tenant delivers to Landlord thirty (30) days prior written notice containing the name of the proposed assignee, the commencement and termination dates of the Assignment, together with the most recent financial statement or other equivalent financial information reasonably available to Tenant concerning the proposed assignee, and (2) the net worth, financial strength and creditworthiness of the proposed assignee is reasonably sufficient to perform the obligations of Tenant under this Lease to the extent applicable to such assignee. For purposes of this Section 19. the term
                                                   -----------
"AFFILIATE" shall mean a corporation or entity which controls, is controlled by, or is under common control with Tenant, provided that Tenant may not transfer this Lease to a shell or under-capitalized entity under any circumstances or transfer this Lease at any time for the purposes of avoiding or eliminating Tenant's obligations hereunder.. As used herein, "CONTROL" shall mean having an ownership interest of 50% or more.

     b.  Notice to Landlord.  If Tenant desires to enter into an Assignment or a
         -------------------
Sublease, Tenant shall give notice to Landlord of its intention to do so (the "TRANSFER NOTICE"), containing (i) the name of the proposed assignee or subtenant (collectively, "TRANSFEREE"), (ii) the nature of the proposed Transferee's business to be carried on in the Premises, (iii) the material terms of the proposed Assignment or Sublease, including, without limitation, the commencement and expiration dates thereof and the rent payable thereunder, (iv) the portion of the Premises proposed to be subleased (the "TRANSFER SPACE"), and
(v) the most recent financial statement or other equivalent financial information reasonably available to Tenant concerning the proposed Transferee. Within fifteen (15) days after Landlord's receipt of the Transfer Notice, Landlord shall, by notice to Tenant, elect to (1) terminate this Lease as to the Transfer Space, with a proportionate reduction in Base Rent and Tenant's Proportionate Share of Operating Costs, effective upon a date not earlier than thirty (30) days nor later than sixty (60) days after Landlord's notice, or (2) consent to the Sublease or Assignment, or (3) disapprove the Sublease or Assignment; provided, however, that, if Landlord does not make an election under
(1) above, Landlord agrees not to unreasonably withhold its consent to the Sublease or Assignment. Landlord's consent shall not be deemed to have been unreasonably withheld if the proposed sublessee or assignee is a new concern with no previous business history, other than an Affiliate or Merged Entity, or if the proposed sublessee or assignee intends to use the Premises (x) for executive suites or any other use inconsistent with Section 7 or the operation
                                                    ---------
of a first- class office building or (y) in a manner which would increase the use of, or the possibility of disturbance of, Hazardous Substances on the Property. Landlord's failure to make such election within fifteen (15) days after Landlord's receipt of the Transfer Notice shall be deemed to be Landlord's disapproval of the proposed Sublease or Assignment.

     c.  Permitted Transfers.  If Landlord consents to any Sublease or
         --------------------
Assignment as set forth in Section 19.b:
                           ------------

          (1) Tenant may thereafter, within ninety (90) days after Landlord's consent, enter into such Assignment or Sublease, but only with the party and upon the same terms as set forth in the Transfer Notice, and Tenant shall promptly send to Landlord a copy of the fully executed Assignment or Sublease;

          (2) In the case of a Sublease, Tenant shall pay to Landlord monthly, together with monthly installments of rent hereunder, any sums payable to Tenant in connection with such Sublease in excess of the proportionate amount (on a rentable square footage basis) of Base Rent payable by Tenant under this Lease for the space covered by such Sublease;

          (3) In the case of an Assignment, Tenant shall pay to Landlord, as and when received, any transfer or assignment fee, purchase price or other consideration received by Tenant in connection with the Assignment attributable to the value of this Lease;

          (4) Any Sublease or Assignment shall be subject to all of the provisions of this Lease, and Landlord's consent to any Sublease or Assignment shall not be construed as a consent to any terms thereof which conflict with any of the provisions of this Lease except to the extent that Landlord specifically agrees in writing to be bound by such conflicting terms; and

          (5) No Transferee, including an Affiliate or a Merged Entity, shall have the right to exercise any right or option under this Lease to lease additional space, extend the Term, or terminate this Lease.

     d.     Continuing Liability.  Tenant shall not be relieved of any
            --------------------
obligation to be performed by Tenant under this Lease, including the obligation to obtain Landlord's consent to any other Assignment or Sublease, regardless of whether Landlord consented to any Assignment or Sublease. Any Assignment or Sublease that fails to comply with this Section 19 shall be void and, at the option of Landlord, shall constitute an Event of Default by Tenant under this Lease. The acceptance of Base Rent or other sums by Landlord from a proposed Transferee shall not constitute Landlord's consent to such Assignment or Sublease.

     e.     Assumption by Transferee.  Each Transferee, including an Affiliate
            -------------------------
or a Merged Entity, under an Assignment shall assume all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of Base Rent, additional rent and other charges, and for the performance of all other provisions of this Lease. Each Transferee, including an Affiliate or a Merged Entity, under a Sublease, other than Landlord, shall be subject to this Lease. No Assignment shall be binding on Landlord unless Landlord shall receive a counterpart of the Assignment and an instrument in recordable form that contains a covenant of assumption by the Transferee, including an Affiliate or a Merged Entity, reasonably satisfactory in substance and form to Landlord and consistent with the requirements of this
Section 19 but the failure of the Transferee to execute such instrument shall
----------
not release the Transferee from its liability as set forth above. Tenant shall reimburse Landlord, within fifteen (15) days after Tenant's receipt of an invoice therefor, for any costs that Landlord may incur in connection with any proposed Assignment or Sublease, including Landlord's reasonable attorneys' fees and the costs of investigating the acceptability of any proposed Transferee.

     f.     Default; Waiver.  Any Assignment or Sublease in violation of this
            ---------------
Section 19 shall be void and, at the option of Landlord, shall constitute a
----------
material default by Tenant under this Lease.  The
acceptance of rent or additional charges by Landlord from a purported assignee or sublessee shall not constitute a waiver by Landlord of the provisions of this
Section 19.
----------

     g.  Change in Control.  Any sale or other transfer, including by
         -----------------
consolidation, merger or reorganization, of a majority of the voting stock of Tenant, if Tenant is a corporation (other than a sale of the majority of the stock of a publicly traded company in normal open market transactions), or any sale or other transfer of a majority of or a controlling interest in the partnership interests in Tenant, if Tenant is a partnership, or any sale or other transfer of a majority of or a controlling interest in the membership interests in Tenant, if Tenant is a limited liability company, or any sale or other transfer of a majority of the beneficial interests in Tenant or of any controlling interest in Tenant, if Tenant is a trust or other type of entity, shall be an Assignment for purposes of this Section 19. As used in this Section
                                            ----------
19, the term "Tenant" shall also mean any entity which has guaranteed Tenant's obligations under this Lease or any entity which directly or indirectly owns a majority of the voting stock or partnership or limited liability company or other beneficial interest of Tenant, and the prohibition hereof shall be applicable to any sales or transfers of the stock or partnership or limited liability company or other beneficial interest of said guarantor or majority owner.

20. SUBORDINATION. Tenant agrees that this Lease is and shall be subordinate to any mortgage, deed of trust, ground lease, underlying lease or other prior lien (hereinafter "PRIOR LIEN") that may heretofore or hereafter be placed upon the Property and the Building, and all renewals, replacements and extensions thereof. If any Prior Lien holder wishes to have this Lease prior to its Prior Lien, then and in such event, upon such Prior Lien holder's notifying Tenant to that effect, this Lease shall be deemed prior to the Prior Lien. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the tenant of the successor in interest to Landlord, provided that such successor in interest recognizes the interest of Tenant under this Lease if no default under this Lease then exists. Within fifteen (15) days of presentation, Tenant shall execute any documents which any such Prior Lien holder may require to effectuate the provisions of this Section 20.
                                     ----------

21. ESTOPPEL CERTIFICATE. Tenant will, upon ten (10) days' prior request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing executed by Tenant, substantially in the form of Exhibit D, attached hereto (or such other form as may be required by any prospective mortgagee or purchaser of the Property, or any portion thereof), certifying, among other things, the date of this Lease, that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and setting forth such modifications) and the date to which the Base Rent and additional rent and other sums payable hereunder have been paid, and either stating that to the knowledge of Tenant no default exists hereunder on the part of Landlord or Tenant or specifying each such default of which Tenant may have knowledge and such other matters as may be reasonably requested by Landlord. The parties agree and intend that any such statement by Tenant may be relied upon by any prospective purchaser or mortgagee of the Building. Tenant's failure to timely deliver such a statement shall be deemed to be an acknowledgment by Tenant that this Lease is in full force and effect without modification (except as set forth by Landlord), there are no uncured defaults under this Lease by Landlord and no more than one monthly installment of Base Rent and additional rent and other sums payable hereunder have been paid in advance.

22. SERVICES. Landlord shall maintain the public and common areas of the Property and the Building, such as lobbies, stairs, corridors and restrooms, in good order and condition except for damage occasioned by the acts of Tenant which shall be repaired at Tenant's sole cost and expense. Landlord shall furnish the Premises with electricity for lighting and operation of low power usage office machines and elevator service at all times during the Term. Landlord shall furnish the Premises with heating or normal office air conditioning between the hours of 7:00 a.m. and 6:00 p.m., Monday through Friday, except for legal holidays, and 8:00 a.m. and 1:00 p.m. on Saturdays. Air conditioning units and electricity therefor or special air conditioning requirements, such as for any computer centers, and after-hours heating and air conditioning shall be at Tenant's expense. Landlord shall also provide lighting replacement for Landlord-furnished lighting, toilet room supplies, window washing with reasonable frequency and customary janitorial service. Landlord shall not be liable to Tenant for any loss or damage caused by or resulting from any variation, interruption or failure of said services due to any cause whatsoever; and no temporary interruption or failure of such services incident to the making of repairs, Alterations or improvements due to accident or strike or conditions or events not under Landlord's control shall be deemed an eviction of Tenant or relieve Tenant from any of Tenant's obligations hereunder. Landlord reserves the right, in its sole and absolute discretion, to determine which telecommunications and media service providers shall have access to the Building. If Tenant wishes to contract with any communications provider other than those currently servicing the Building, such provider must enter into a written agreement with Landlord setting forth the terms and conditions of the access and rights to be granted to such provider. Landlord makes no warranty as to the quality, continuity or availability of the telecommunications services in the Building, and Tenant hereby waives any claim against Landlord for any actual or consequential damages (including damages for loss of business) if Tenant's telecommunications services in any way are interrupted, damaged or rendered less effective.

23. SIGNS AND ADVERTISING. Landlord shall provide Tenant with standard signage, as determined by Landlord, on the building directory, at Landlord's sole cost and expense. Tenant shall not erect or install or otherwise utilize signs, lights, symbols, canopies, awnings, window coverings or other advertising or decorative matter (collectively, "SIGNS") on the windows, walls and exterior doors or otherwise visible from the exterior of the Premises without first (a) submitting its plans to Landlord and obtaining Landlord's written approval thereof and (b) obtaining any required approval of any applicable governmental authority. All Signs approved by Landlord shall be professionally designed and constructed in a first-class workmanlike manner. Landlord shall have the right to promulgate from time to time additional reasonable rules, regulations and policies relating to the style and type of said advertising and decorative matter which may be used by any occupant, including Tenant, in the Building, and may change or amend such rules and regulations from time to time as in its discretion it deems advisable. Tenant agrees to abide by such rules, regulations and policies. At the expiration or earlier termination of this Lease, all such signs, lights, symbols, canopies, awnings or other advertising or decorative matter attached to or painted by Tenant upon the Premises, whether on the exterior or interior thereof, shall be removed by Tenant at its own expense, and Tenant shall repair any damage or injury to the Premises, and correct any unsightly condition, caused by the maintenance and removal thereof.

24. PARKING. Subject to the rules and regulations of the City of Boise, Tenant shall have the right to park passenger vehicles in the Parking Passes (as defined in Paragraph 17 of the Basic Lease Information), at no cost to Tenant during the term of the Lease, and otherwise subject to the rules and regulations applicable to the parking areas, including, without limitation, hours of operation and the prohibition on parking in spaces assigned to persons other than Tenant.

25. RULES AND REGULATIONS. Tenant agrees to observe and be bound by the Rules and Regulations applicable to the Building and the Property, a copy of which is attached hereto as Exhibit E. Landlord reserves the right to amend said Rules and Regulations as Landlord in its judgment may from time to time deem to be necessary or desirable for the safety, care and cleanliness of the Premises, the Building or the Property and the preservation of good order therein, and Tenant agrees to comply therewith. Landlord may make concessions requested by a tenant without granting the same concessions to any other tenant. To the extent the Rules and Regulations conflict with this Lease, this Lease shall control.

26. TIME. Time is of the essence of this Lease.

27. QUIET ENJOYMENT. So long as Tenant pays the rent and performs the covenants and obligations contained in this Lease, Tenant shall hold and enjoy the Premises peaceably and quietly, subject to the provisions of this Lease.

28. DEFAULTS AND REMEDIES.

     a.     Defaults.  The occurrence of any one or more of the following events
            ---------
shall constitute a default hereunder by Tenant (each an "EVENT OF DEFAULT"):

          (1) The vacation or abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for ten (10) business days or longer.

          (2) The failure by Tenant to make any payment of Base Rent, additional rent, other charges or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) business days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Idaho law regarding unlawful detainer actions.

          (3) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in subsections 28.a(l) or 28.a(2) above, where such failure shall continue for a period often (10) days after written notice thereof from Landlord to Tenant. Any such notice shall be in lieu of, and not in addition to, any notice required under Idaho law regarding unlawful detainer actions. If the nature of Tenant's default (other than a default specified in subsections 28.a(l) or 28.a(2) above) is such that more than fifteen (15) business days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said fifteen (15) business day period and thereafter diligently prosecute such cure to completion, and such completion shall occur not later than ninety (90) days from the date of such notice from Landlord.

          (4) Any of the following: (i) The making by Tenant of any general assignment for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within sixty (60) days.

Notwithstanding anything to the contrary herein, Landlord's obligation to provide notice as a condition to exercising rights and remedies by reason of any breach or default by Tenant hereunder shall not apply if Landlord is prevented from tendering such notice by virtue of a stay, injunction or other similar legal proceeding, or in any other circumstance where Landlord is prevented from or is unable to tender notice for reasons beyond Landlord's control or where the giving of notice is, in Landlord's reasonable opinion, moot by fact.

     b.     Remedies.  If an Event of Default exists, in addition to any other
            ---------
remedies available to Landlord at law or in equity, Landlord shall have the following rights and remedies:

          (1) The right to terminate Tenant's right to possession of the Premises and to recover: (i) the worth at the time of the award of all unpaid rent due as of the date of termination; (ii) the worth at the time of the award of all unpaid rent and other charges which would have been payable under the Lease after termination, subject to any obligation Landlord may have under applicable law to mitigate damages; and (iii) any other amount necessary to compensate Landlord for the detriment proximately caused by Tenant's failure to perform its obligations under the Lease. As referenced herein, the "worth at the time of the award" shall be calculated using an interest factor equal to the rate specified in the Lease for late payments of rent and, with respect to future rent amounts owed, shall be calculated at present value using an interest rate equal to five percent

          (2) The right to continue this Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover Base Rent, additional rent and other charges as they become due, for so long as Landlord does not terminate Tenant's right to possession. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

          (3) The right to enter the Premises and remove therefrom all persons and property, store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and sell such property and apply the proceeds therefrom pursuant to applicable law.

          (4) The right to take steps necessary or appropriate to have a receiver appointed for Tenant in order to take possession of the Premises and apply any rental collected and exercise all other rights and remedies granted to Landlord.

          (5) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.

          (6) If an Event of Default occurs prior to the expiration of the Initial Term, the right to recover the full amount of the amounts spent by Landlord for improvements to the Premises and any free rent granted by Landlord.

     c.     Re-entry.  If an Event of Default exists, Landlord shall also have
            --------
the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 28.c shall be construed as an election to terminate
                 ------------
this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

     d.     Remedies Cumulative; Waiver.  All rights, options and remedies of
            ----------------------------
Landlord contained in this Lease or provided by law or in equity shall be construed and held to be cumulative, and no one of them shall be exclusive of the other. No waiver of any default hereunder shall be implied from any acceptance by Landlord of any Base Rent, additional rent or other charges due hereunder or any omission by Landlord to take any action on account of such default, and no express waiver shall affect any default other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

     e.     Mitigation of Damages.  In the event of an occurrence of an Event of
            ----------------------
Default by Tenant, Landlord agrees to use commercially reasonable efforts to mitigate damages to the extent such mitigation efforts are required to comply with applicable laws, rules and regulations. Landlord further agrees that, if an Event of Default occurs, Tenant has vacated the Premises and the Premises becomes available for Lease to a third party, Landlord shall promptly list the Premises for lease with a real estate brokerage firm having expertise in office leasing in the area in which the Building is located and shall make a commercially reasonable effort to lease the Premises provided that Landlord shall have no obligation to lease the Premises unless the parties and the lease terms are acceptable to Landlord in its commercially reasonable discretion, and Landlord shall not be obligated to lease the Premises prior to leasing other space owned or controlled by Landlord or its affiliates.

29. TRANSFER OF LANDLORD'S INTEREST. In the event of any transfer or transfers of Landlord's interest in the Property or the Building, other than a transfer for security purposes only, Tenant agrees that Landlord shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer and Tenant agrees to attorn to the transferee.

30. RIGHT TO PERFORM. If Tenant shall fail to pay any sum of money, other than Base Rent required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Tenant shall reimburse Landlord for all costs incurred in connection with such payment or performance immediately upon demand.

31. IMPROVEMENTS.

     a.  Plans and Drawings.  Tenant and Landlord have approved the space plan
         -------------------
for the Premises (the "SPACE PLAN"), attached hereto as Exhibit F, and Landlord shall complete the work shown in the Space Plan and in the work description attached hereto as Exhibit F (the "TENANT IMPROVEMENT WORK"). On or before the Working Drawing Deadline specified in Paragraph 16 of the Basic Lease Information, which date shall be extended by one (1) day for each day of Tenant's Delay, Landlord shall deliver to Tenant for Tenant's approval working drawings consisting of a floor plan, reflected ceiling plan, interior elevations, electrical plan, door schedule and finish schedule for the Premises (the "WORKING DRAWINGS"), which Working Drawings shall be consistent with the Space Plan. Tenant shall approve or disapprove the Working Drawings within three (3) business days after delivery of the Working Drawings to Tenant, which approval shall not be unreasonably withheld. Tenant shall have the right to disapprove the Working Drawings only to the extent the Working Drawings are inconsistent with the Space Plan. If Tenant disapproves the Working Drawings, Tenant shall return the Working Drawings to Landlord with Tenant's specific requested changes noted thereon. Landlord shall promptly revise and resubmit the Working Drawings to Tenant and Tenant shall approve such revised Working Drawings within two (2) business days after receipt. Landlord shall be obligated to revise the Working Drawings only to the extent the Working Drawings are inconsistent with the Space Plan. The Working Drawings as finally approved by Tenant are referred to as the "FINAL PLANS". Landlord shall obtain all permits and approvals and shall cause its contractors to construct or modify the improvements to the Premises in a good and workmanlike manner in compliance with all applicable laws in accordance with the Final Plans. Tenant shall pay or reimburse Landlord within five (5) days after Landlord's request for any increased or additional costs incurred by Landlord as a result of any changes to the Final Plans requested by Tenant or by any Tenant's Delay (collectively, "EXCESS CONSTRUCTION COSTS") and any Tenant's Delay. Tenant shall pay or reimburse Landlord within five (5) days after Landlord's request for any Excess Construction Costs, and Landlord shall have no obligation to proceed with construction until such Excess Construction Costs are received.

     b.     Substantial Completion: Tenant's Delay.  As used herein,
             --------------------------------------
"SUBSTANTIAL COMPLETION" or "SUBSTANTIALLY COMPLETE" shall mean that the improvements to the Premises have been completed in accordance with the Final Plans, even though minor details, adjustments or punch list items that do not materially interfere with Tenant's use or occupancy of the Premises for normal business operations may remain to be completed. As used herein, "TENANT'S DELAY" means any delay in substantial completion of the Tenant Improvement Work due to (i) Tenant's failure to approve the Working Drawings within the time frame allotted, (ii) Tenant's changes to the Space Plan or the Final Plans after Tenant's initial approval thereof, (iii) any failure by Tenant to pay the Excess Construction Costs within the time periods specified herein, (iv) any work performed by Tenant in the Premises which interferes with the progress or completion of the Tenant Improvement Work in any material way, or (v) any other delay to the extent requested or caused by Tenant.

     c.     Fixturization of the Premises.  Landlord shall use reasonable
            ------------------------------
efforts to notify Tenant of the projected date of substantial completion of the Premises at least fifteen (15) days prior thereto. Provided that the completion to the Tenant Improvement Work is not delayed as a result, Tenant shall have the right to enter the Premises to assist Landlord in installing telephone and computer systems and cabling and.perform other work to prepare the Premises for Tenant's occupancy prior to substantial completion, provided that Tenant shall schedule any such entry with Landlord and its contractors and no such activity by Tenant shall interfere with the completion of the Tenant Improvement Work. Tenant shall not be required to pay Base Rent for periods of early access to complete work in the Premises, however all other terms and conditions of this Lease shall apply.

32. NOTICES. All notices under this Lease shall be in writing to the parties at the following addresses or such addresses as may hereafter be designated by either party in writing:

          LANDLORD:           M&S PRIME PROPERTIES, LTD.
                              c/o Thornton Oliver Keller
                              250 South 5th Street, 2nd Floor
                              Boise, Idaho, 83702
                              Attention: Property Manager - Lakepointe Centre

          With a copy to:     M&S Prime Properties, Ltd.
                              Maier Siebel Baber
                              One Embarcadero Center, Suite 2050
                              San Francisco, California 94111
                              Attention: President and CEO

          With a copy to      M&S Prime Properties, Ltd.
                              Maier Siebel Baber
                              One Embarcadero Center, Suite 2050
                              San Francisco, California 94111
                              Attention: Senior Vice President-Asset Management

          TENANT:             AMERICAN ECOLOGY CORPORATION
                              300 East Mallard Drive, Suite 300
                              Boise, Idaho 83706

Any such notices shall be either sent by certified mail, return receipt requested, in which case notice shall be deemed delivered three business days after timely deposit, postage prepaid in the U.S. Mail; sent by a nationally recognized overnight courier, in which case notice shall be deemed delivered one business day after timely deposit with such courier; or personally delivered, in which case notice shall be deemed delivered upon receipt.

33. ATTORNEYS' FEES. If either party places the enforcement of this Lease or any part hereof, or the collection of any Base Rent, additional rent or other charges due or to become due hereunder, or recovery of the possession of the Premises, in the hands of an attorney, or files suit upon the same, the non-prevailing (or defaulting) party shall pay the other party's reasonable attorneys' fees and court costs, including paralegal fees and any attorneys' fees and court costs in connection with any appeals and any bankruptcy or insolvency proceedings involving Tenant or this Lease. If Landlord is named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses in such suit, including its reasonable attorneys' fees. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Lease shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Lease and to survive and not be merged into any such judgment.

34. HOLDING OVER. If Tenant holds over after the expiration or earlier termination of the Term without the express prior written consent of Landlord, Tenant shall become a tenant at sufferance only, at a rental rate equal to the greater of (i) one hundred thirty-five percent (135%) of then current market rents for the Premises as determined by Landlord in its sole discretion, or (ii) one hundred thirty-five percent (135%) of the Base Rent, additional rent and other charges in effect upon the date of such expiration (subject to adjustment as provided in Section 5 hereof and prorated on a daily basis), and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease and shall not waive Landlord's right to bring an unlawful detainer action against Tenant or otherwise remove Tenant from the Premises. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify, defend and hold Landlord harmless from all loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender.

35. SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation hereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any subleases or subtenancies.

36. NON-WAIVER. Neither the acceptance of rent nor any other act or omission of Landlord at any time or times after the happening of any event authorizing the cancellation or forfeiture of this Lease shall operate as a waiver of any past or future violation, breach or failure to keep or perform any covenant, agreement, term or condition hereof, or deprive Landlord of its right to cancel or forfeit this Lease, upon the notice required by law, at any time that cause for cancellation or forfeiture may exist, or be construed so as to at any future time stop Landlord from promptly exercising any other option, right or remedy that it may have under any term or provision of this Lease.

37. MORTGAGEE PROTECTION. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee under a mortgage covering the Property or the Building whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Property or the Building by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

38. BUILDING PLANNING. If Landlord requires the Premises for use in conjunction with another suite or other reasons connected with the Building planning program, upon notifying Tenant in writing, Landlord shall have the right to move Tenant to other space in the Building at Landlord's sole cost and expense, and the terms and conditions of the original Lease shall remain in full force and effect, save and excepting that a revised Exhibit A
                                                                   ---------
shall become part of this Lease and shall reflect the location of the new space.

39. CHANGES TO THE PROPERTY. Landlord reserves the right at any time to make changes, alterations, reductions and additions to the Properly other than the Premises, including the construction of other buildings or improvements in the Property, the leasing of space to restaurant uses, the building of additional stories on any building, without any liability or responsibility to Tenant. Tenant further acknowledges and agrees that Landlord shall have no liability or responsibility for, and Tenant's obligations shall not be affected by, any excavation or construction on land adjacent to the Building or any change or blocking of light, air or view from the Premises or the Building. Landlord shall have no obligation to inform Tenant of any improvements or activities which may be contemplated near the Building. Landlord will not block ingress and egress to the Premises.

40. GENERAL PROVISIONS

     a.     Entire Agreement.  This Lease contains all of the agreements of the
            ----------------
parties, and there are no verbal or other agreements which modify or affect this Lease. This Lease supersedes any and all prior agreements made or executed by or on behalf of the parties hereto regarding the Premises.

     b.     Terms and Headings.  The words "LANDLORD" and "TENANT" include the
            ------------------
plural as well as the singular, and words used in any gender include all genders. The titles to sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     c.     Successors and Assigns.  All of the covenants, agreements, terms and
            ----------------------
conditions contained in this Lease shall inure to and be binding upon Landlord and Tenant and their respective successors in interest and assigns.

     d.     No Brokers.  Tenant represents and warrants to Landlord that it has
            -----------
not engaged any broker, finder or other person, except for Tenant's Broker (as defined in Paragraph 20 of the Basic Lease Information) who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Lease and shall indemnify, defend and hold harmless Landlord against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any such broker, finder or other person, except for Tenant's Broker or Landlord's Broker (as defined in Paragraph 19 of the Basic Lease Information), on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant. Tenant shall be responsible for paying all leasing commissions due Tenant's Broker in connection with this Lease. The provisions of this section shall not apply to brokers with whom Landlord has an express written broker agreement. Landlord shall be responsible for paying all leasing commissions due Landlord's Broker in connection with this Lease.

     e.     Liability of Landlord.  Landlord's obligations and liability to
            ----------------------
Tenant under this Lease shall be limited solely to Landlord's interest in the Building, and neither Landlord nor any of the partners in Landlord, nor any officer, director, shareholder or partner of or in Landlord or any partners in Landlord shall have or incur any personal liability whatsoever with respect to this Lease.

     f.     Severability.  Any provision of this Lease which shall prove to be
            ------------
invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and the remaining provisions hereof shall nevertheless remain in full force and effect.

     g.     Force Majeure.  Except as may be otherwise specifically provided
            --------------
herein, time periods for Landlord's or Tenant's performance under any provisions of this Lease not involving the payment of money shall be extended for periods of time during which the non-performing party's performance is prevented due to circumstances beyond the parry's control, including, without limitation, strikes, embargoes, governmental regulations, acts of God, war or other strife. Tenant hereby waives and releases its right to terminate this Lease under any law, statute or ordinance now or hereafter in effect, it being agreed that Tenant's termination rights shall be as specifically set forth in this Lease.

     h.  Identification of Tenant.  If more than one person executes this Lease
         ------------------------
as Tenant:

          (1) Each of such persons is jointly and severally liable for the performance of all of the terms, covenants and conditions of this Lease, and

          (2) The term "TENANT" shall mean each of them jointly and severally. The act or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant.

     i.  Examination of Lease.  Submission of this instrument for examination or
         --------------------
signature by Tenant does not constitute a reservation of or option to lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

     j.  Modification for Lender.  If, in connection with Landlord's obtaining
         -----------------------
construction, interim or permanent financing for the Building, the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder. In addition, upon request from time to time, Tenant agrees to provide to Landlord, within fifteen (15) days of written request, current financial statements for Tenant, dated no earlier than one (1) year prior to such request, certified as accurate by Tenant or, if available, audited financial statements prepared by an independent certified public accountant with copies of the auditor's statement. If any Guaranty is executed in connection with this Lease, Tenant also agrees to deliver to Landlord, within fifteen (15) days of written request, current financial statements of the Guarantor in a form consistent with the above criteria.

     k.  Recording.  Neither Landlord nor Tenant shall record this Lease nor a
         ---------
short form memorandum hereof without the consent of the other.

     1.  Applicable Laws.  This Lease shall be governed by and construed
         ----------------
pursuant to the laws of the State of Idaho.

     m.  Survival of Obligations. All provisions of this Lease which require the
         ------------------------
payment of money or the delivery of property after the termination of this Lease or require Tenant to indemnify, defend or hold Landlord harmless shall survive the termination of this Lease.

     n.  Appendices and Riders.  The following appendices and riders are
         ----------------------
attached hereto and by this reference made a part of this Lease:

     Exhibit A     Floor Plan of the Premises
     ---------

     Exhibit B     Description of the Real Property
     ---------

     Exhibit C     Confirmation of Lease Term
     ---------

     Exhibit D     Form of Tenant Estoppel Certificate
     ---------

     Exhibit E     Rules and Regulations
     ---------

     Exhibit F     Space Plan and Description of Work
     ---------

     o.  Authority.  Each individual executing this Lease represents that it has
         ---------
all requisite power and authority to execute and deliver this Lease on behalf of the entity for which it is signing, and by his or her signature, will bind such party to the terms of this Lease. Two (2) authorized officers must sign on behalf of the Tenant and this Lease must be executed by the president or vice-president and the secretary or assistant secretary of Tenant, unless the bylaws or a resolution of the board of directors shall otherwise provide. In such case, the bylaws or a certified copy of the resolution of Tenant, as the case may be, must be furnished to Landlord.

     p.  Execution in Counterparts. This Agreement may be executed in any number
         --------------------------
of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

41.  OPTION TO EXTEND THE TERM.

     a.     Extension Options.

          (1) Landlord grants to Tenant the option to extend the Term for the First Extension Term as specified in Paragraph 21. of the Basic Lease Information (the "FIRST EXTENSION OPTION") with respect to all of the rentable area of the Premises leased by Tenant as of the Expiration Date of the Initial Term. The First Extension Term shall commence immediately following the Expiration Date of the Initial Term. The First Extension Option shall be exercised, if at all, by notice to Landlord at any time during the Initial Term on or before the date that is six (6) months prior to the Expiration Date, which notice shall be irrevocable by Tenant. Tenant's right to exercise the First Extension Option shall be subject to no Event of Default by Tenant occurring under the Lease and shall be further subject to Landlord's review and approval of Tenant's current financials as of the commencement of the First Extension Term. Notwithstanding the foregoing, if an Event of Default exists under this Lease either at the time Tenant exercises the First Extension Option or at any time thereafter prior to or upon the commencement of the First Extension Term, Landlord shall have, in addition to all of Landlord's other rights and remedies under this Lease, the right to terminate the First Extension Option and to cancel unilaterally Tenant's exercise of the First Extension Option, in which event the Expiration Date of this Lease shall be and remain the then scheduled Expiration Date, and Tenant shall have no further rights under this Lease to renew or extend the Term.

          (2) Provided that Tenant has properly exercised the First Extension Option, Landlord grants to Tenant the option to extend the Term as of the expiration of the First Extension Term for the Second Extension Term as specified in Paragraph 21 of the Basic Lease Information (the "SECOND EXTENSION OPTION") with respect to all of the rentable area of the Premises leased by Tenant. The Second Extension Term shall commence immediately following the expiration of the First Extension Term and shall expire as of midnight on the day prior to the anniversary of the Commencement Date. The Second Extension Option shall be exercised, if at all, by notice to Landlord at any time during the First Extension Term on or before the date that is six (6) months prior to the expiration date of the First Extension Term, which notice shall be irrevocable by Tenant. Tenant's right to exercise the Extension Option shall be subject to no Event of Default by Tenant occurring under the Lease and shall be further subject to Landlord's review and approval of Tenant's current financials as of the commencement of the Second Extension Term. Notwithstanding the foregoing, if an Event of Default exists under this Lease either at the time Tenant exercises the Second Extension Option or at any time thereafter prior to or upon the commencement of the Second Extension Term, Landlord shall have, in addition to all of Landlord's other rights and remedies under this Lease, the right to terminate the Second Extension Option and to cancel unilaterally Tenant's exercise of the Second Extension Option, in which event the Expiration Date of this Lease shall be and remain the then scheduled Expiration Date, and Tenant shall have no further rights under this Lease to renew or extend the Term. The First Extension Term and Second Term may sometimes be individually referred to as an "EXTENSION TERM".

          b.     Extension Term Rent.

          (1) Each Extension Term shall be upon and subject to all of the terms, covenants and conditions of this Lease; provided, however, that the Base Rent for the Extension Term shall be equal to the greater of (i) the Base Rent paid by Tenant during the last month of the then expiring term, or (ii) the Prevailing Market Rental for space comparable to the Premises in the Boise, Idaho area as of the date of commencement of the Extension Term. The term "PREVAILING MARKET RENTAL" shall mean the base annual rental for such comparable space, taking into account any additional rental and all other monetary payments and escalations payable hereunder and by tenants under leases of such comparable space, and any tenant improvements and other concessions granted to Tenant and tenants under leases of such comparable space. Such Base Rent shall be determined by Landlord not later than four (4) months prior to the commencement of the Extension Term. If Tenant disputes Landlord's determination of the Prevailing Market Rental for the Extension Term, Tenant shall send to Landlord a notice, within twenty (20) days after the date of Landlord's notice setting forth the Prevailing Market Rental for the Extension Term, which notice shall state that Tenant either (x) agrees with Landlord's determination of Prevailing Market Rental for the Extension Term or (y) disagrees with Landlord's determination of Prevailing Market Rental for the Extension Term and elects to resolve the disagreement as provided in Section 41.b(2)(iii) below. If Tenant does not send to Landlord a notice as provided in the previous sentence, Landlord's determination of the Prevailing Market Rental shall be determinative. Until the disagreement is resolved as provided in Section 41.b(2)(iii) below, Tenant's monthly payments of Base Rent shall be in an amount not less than the Base Rent payable for the twelve (12) month period immediately preceding the commencement of the Extension Term. Within ten
     (10) business days following the resolution of such dispute by the parties or the decision of the brokers, as applicable, Tenant shall pay to Landlord the amount of any deficiency in the Base Rent theretofore paid. Notwithstanding anything to the contrary set forth in this Section 41, in no event shall the Base Rent for any Extension Term be less than the effective Base Rent payable for immediately preceding the commencement of the Extension Term. Tenant shall in any event pay all applicable additional charges with respect to the Premises, in the manner and at the times provided in this Lease, effective upon the commencement of the Extension Term, and notwithstanding any dispute regarding the Base Rent for the Extension Term.

          (2) Any disagreement regarding the Prevailing Market Rental as defined in this Section 41 shall be resolved as follows:

          (i) Within twenty (20) days after Tenant's response to Landlord's notice to Tenant of the Prevailing Market Rental, Landlord and Tenant shall meet no less than two (2) times, at a mutually agreeable time and place, to attempt to resolve any such disagreement.

          (ii) If, within the twenty (20) day consultation period, Landlord and Tenant cannot reach an agreement as to the Prevailing Market Rental, they shall each select one broker to determine the Prevailing Market Rental. Each such broker shall arrive at a determination of the Prevailing Market Rental and submit their conclusions to Landlord and Tenant within thirty (30) days after the expiration of the twenty (20) day consultation period.

          (iii) If only one determination is submitted within the requisite time period, it shall be deemed to be the Prevailing Market Rental. If both determinations are submitted within such time period and such determinations differ, then the two brokers shall immediately select a third broker and submit their determinations to such third broker. Such third broker shall, within thirty (30) days after his or her selection, determine in writing which determination of the Prevailing Market Rate is correct or closest to being correct, and such determination shall be the Prevailing Market Rate. The determination of such third broker shall be conclusive and binding on the parties.

          d.     Broker's Advisory Fees. All brokers specified pursuant to this
                 -----------------------
Section 41 shall be real estate brokers licensed and in good standing with the
----------
State of Idaho with not less than ten (10) experience in commercial property leasing in the Boise, Idaho area. Each party shall pay the cost of the broker selected by such party and one-half of the cost of' the third broker plus one-half of any other costs incurred in resolving the agreement pursuant to this
Section 41.
----------

          e.     Extension Rights Personal.  Tenant's rights specified in this
                 --------------------------
Section 41 are personal to Tenant and may not be assigned to or exercised by any other person or entity. Tenant shall have the right to exercise its First Extension Option and its Second Extension Option only if Tenant continues to occupy the entire Premises in accordance with the terms of this Lease. If Tenant fails to exercise its rights under this Section 41 strictly in accordance
                                               ----------
with the terms and conditions set forth herein, such rights shall be void and shall be of no further force or effect.

42. RELOCATION COSTS . Following Tenant's relocation into the Premises, Landlord will reimburse Tenant for $17,030 of expenses related to moving into the Premises (the "RELOCATION ALLOWANCE"). Tenant shall deliver a written request to Landlord by no later than one hundred twenty days following the Commencement Date requesting such reimbursement (the "REIMBURSEMENT REQUEST"), and Landlord shall deliver a check for the Relocation Allowance to Tenant following receipt of the Reimbursement Request.

43. TENANT'S EXISTING LEASE . The parties acknowledge that Tenant will be vacating the office space it currently occupies at 805 W. Idaho, Suite 200, Boise, Idaho (the "CURRENT OFFICE SPACE") pursuant to the terms of a Lease dated August 20, 1999 between Tenant and Eastman Associates, L.L.C. the "EXISTING LEASE"), which lease will expire by its terms of August 31, 2002. Following Tenant's relocation into the Premises and Tenant's vacation of its Current Office Space, Landlord has agreed to reimburse for Tenant's rental obligations for the Current Office Space from the date which Tenant has vacated the Current Office Space through August 31, 2002 (or such earlier date as the Existing Lease is terminated). The amount Landlord shall pay to Tenant for the rental reimbursement shall be calculated based on a rental rate of $11,248.72 per month (prorated as appropriate based upon the number of actual days in the month at issue), and shall not include any other costs or expenses owed by Tenant for such space (the "EARLY MOVE-OUT PAYMENT"). Tenant shall deliver a written request to Landlord requesting such reimbursement, which request shall include
(i) the date which Tenant vacated the Current Office Space, and (ii) the calculation of the Early Move-out Payment. Landlord shall deliver a check to tenant for the total Early Move-out Payment following receipt of such request. Tenant shall request the Early Move-out Payment by no later than December 15, 2002.

44.  RIGHT OF PRIOR OFFER.

     a.     Reserved Area.  During the Initial Term (but not any renewals
            --------------
thereof), Landlord shall not lease all or any part of the area on the Reserved Area as specified in Paragraph 22 of the Basic Lease Information, except as provided in this Section 44. Subject to the current rights of other tenants in
                 ----------
the Building, at any time during the Initial Term that Landlord determines to lease all or any part of the Reserved Area, Landlord shall notify Tenant of the portion of the Reserved Area which Landlord is willing to lease (the "EXPANSION AREA") and the Base Rent for which Landlord is willing to lease the Expansion Area. If Tenant, within five (5) days after receipt of Landlord's notice, indicates in writing its agreement to lease the Expansion Area on the terms and conditions set forth in Landlord's notice, the Expansion Area shall be included within the Premises and leased to Tenant pursuant to the terms and conditions of Landlord's notice and otherwise on the terms and conditions of this Lease; provided, however, that the Base Rent payable under this Lease shall be increased by the amount of Base Rent attributable to the Expansion Area and Tenant's proportionate share of Estimated Operating Costs and Actual Operating Costs shall be adjusted to reflect the addition of the Expansion Area. The parties shall immediately execute an amendment to this Lease stating the addition of the Expansion Area to the Premises. If Tenant does not indicate, within five (5) days after receipt of Landlord's notice, its agreement to lease the Expansion Area, Landlord thereafter shall have the right to lease the Expansion Area to any third party. If Landlord leases the Expansion Area to a third party and such space subsequently becomes available during the Initial Term, the provisions of this Section 44 shall apply to any determination by
                             ----------
Landlord to lease the Expansion Area again.

     b.     Right of Prior Offer Personal to Tenant.  Tenant's rights specified
            ----------------------------------------
in this Section 44 are personal to Tenant and may not be assigned to or
        ----------
exercised by any other person or entity. Tenant shall have the right to exercise its Right of Prior Offer only if Tenant continues to occupy the entire Premises in accordance with the terms of this Lease. If Tenant fails to exercise its rights under this Section 44 strictly in accordance with the terms
                               ----------
and conditions set forth herein, such rights shall be void and shall be of no further force or effect.

                            (SIGNATURES ON NEXT PAGE)

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.



           LANDLORD:             M&S PRIME PROPERTIES, LTD.,
                                 a California limited partnership

                                 By:   Maier Siebel Baber,
                                       Its Advisor

                                       By: /s/ Kenneth A. Baber
                                               Kenneth A. Baber
                                               President and CEO


                                       By: /s/ Ross T. Berry
                                               Ross T. Berry
                                               Senior Vice President


                                 Date:  4/26     , 2002


           TENANT:               AMERICAN ECOLOGY CORPORATION,
                                 a Delaware corporation

                                 By: /s/ Stephen A. Romano
                                    Stephen A. Romano
                                    President and Chief Executive Officer

                                 By: /s/ James R. Baumgardner
                                    James R. Baumgardner
                                    Vice President and Chief Financial Officer

                                    EXHIBIT A
                           FLOOR PLAN OF THE PREMISES








                                       A-l

                       EXHIBIT A - FLOOR PLAN OF PREMISES


                                [GRAPHIC OMMITED]





                      AMERICAN ECOLOGY - LAKEPOINTE CENTRE I

                                    EXHIBIT B

                        DESCRIPTION OF THE REAL PROPERTY


All that certain real property located in the City of Boise, County of Ada, State of Idaho, described as follows:

LOT 1 ON PARKCENTER SUBDIVISION NO. 3A, ACCORDING TO THE OFFICIAL PLAT THEREOF, FILED IN BOOK 53 OF PLATS AT PAGE 4776, RECORDS OF ADA COUNTY, IDAHO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

SITUATED IN SECTION 14, TOWNSHIP 3 NORTH, RANGE 2 EAST, BOISE MERIDIAN IN BOISE CITY, ADA COUNTY, IDAHO, BEING PART OF LOT 7 OF PARKCENTER SUBDIVISION NO. 1A, BEING A SUBDIVISION OF A PORTION OF BLOCK 3, PARKCENTER SUBDIVISION NO. 1, AS RECORDED IN BOOK 50 OF PLATS AT PAGES 3854 AND 3855, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWESTERLY CORNER OF SAID LOT 7 IN THE NORTHERLY LINE OF MALLARD DRIVE; THENCE ALONG THE WESTERLY LINE OF LOT 7 NORTH 22 degrees 22'09" WEST 358.68 FEET TO THE NORTHWESTERLY CORNER THEREOF; THENCE ALONG THE NORTHERLY LINE OF LOT 7 NORTH 83 degrees 20'49" EAST 268.97 FEET TO AN ANGLE THERETO; THENCE CONTINUING ALONG SAID NORTHERLY LINE NORTH 51 degrees 56"23" EAST 23.98 FEET; THENCE THROUGH SAID LOT 7 THE FOLLOWING FOUR (4) COURSES AND DISTANCES:

SOUTH 22 degrees 22'09" EAST 232.59 FEET; THENCE NORTH 67 degrees 37'51" EAST
172.00 FEET; THENCE NORTH 22 degrees 22'09" WEST 102.25 FEET; THENCE NORTH 61 degrees 43'07" EAST 142.49 FEET TO A POINT IN THE EASTERLY LINE OF SAID LOT 7 IN THE WESTERLY LINE OF PARKCENTER BOULEVARD; THENCE ALONG SAID WESTERLY LINE OF PARKCENTER BOULEVARD ALONG A CURVE DEFLECTING TO THE RIGHT HAVING A RADIUS OF
905.48 FEET, A DISTANCE OF 182.84 FEET (SUBTENDING A CENTRAL ANGLE OF 11 degrees 34'11" AND A CHORD BEARING SOUTH 22 degrees 29'48" EAST 182.53 FEET); THENCE CONTINUING ALONG SAID WESTERLY LINE ALONG A CURVE DEFLECTING TO THE RIGHT HAVING A RADIUS OF 15.00 FEET. A DISTANCE OF 24.33 FEET (SUBTENDING A CENTRAL ANGLE OF 92 degrees 53'48" AND A CHORD BEARING SOUTH 29 degrees 44'12" WEST 21.74 FEET) TO A POINT IN THE NORTHERLY LINE OF MALLARD DRIVE; THENCE ALONG SAID NORTHERLY LINE THE FOLLOWING THREE (3) COURSES AND DISTANCES:

SOUTH 76 degrees 11'06" WEST 6.09 FEET, ALONG A CURVE DEFLECTING TO LEFT HAVING A RADIUS OF 440.2" FEET, A DISTANCE OF 106.16 FEET (SUBTENDING A CENTRAL ANGLE OF 13 degrees 48'54" AND A CHORD BEARING SOUTH 69 degrees 16'39" WEST 105.90
FEET), AND ALONG A CURVE DEFLECTING TO THE RIGHT HAVING RADIUS OF 1,880 .11 FEET, A DISTANCE OF 468.54 FEET (SUBTENDING A CENTRAL ANGLE OF 14 degrees 16'43" AND A CHORD BEARING SOUTH 69 degrees 30'33" WEST 467.33 FEET) TO THE POINT OF BEGINNING.


                                       B-l

                                    EXHIBIT C

                           CONFIRMATION OF LEASE TERM


     This Confirmation is made as of ____,______, between M&S PRIME PROPERTIES, LTD. a California limited partnership ("Landlord") and AMERICAN ECOLOGY CORPORATION, a Delaware corporation ("Tenant").

     Landlord and Tenant have entered into that certain Lakepointe Centre I Lease (the "Lease") dated April 18, 2002, in which Landlord leased to Tenant and Tenant leased from Landlord certain premises consisting of approximately 8,572 rentable square feet, situated on the third floor of the office building located at Lakepointe Centre I, 300 East Mallard Drive, Boise, Idaho.

     Pursuant to Section 2 of the Lease, Landlord and Tenant hereby confirm the
                 ---------
Commencement Date and Expiration Date of the term of the Lease as follows:

            ___,        is the Commencement Date of the term of the Lease.

            ___, _______is the Expiration Date of the term of the Lease.


LANDLORD:                               TENANT:

M&S PRIME PROPERTIES, LTD.,             AMERICAN ECOLOGY CORPORATION,
a California limited partnership        a Delaware corporation

By:  Maier Siebel Baber,
     Its Advisor
                                        By:__________________________________
                                           Stephen A. Romano
                                           President and Chief Executive Officer
     By:________________________
     Printed Name:______________
     Its:_______________________        By:__________________________________
                                           James R. Baumgardner
                                           Senior Vice President and Chief
Date:_________________,                    Financial Officer

                                    EXHIBIT D

                       FORM OF TENANT ESTOPPEL CERTIFICATE

                           TENANT ESTOPPEL CERTIFICATE


Tenant:_________________________________________________________________________

Premises Address: 300 East Mallard Drive, Boise, Idaho (the "PROPERTY")

Suite:______________                 Area: ______________ Sq. Ft. (Rentable)

Date of Lease:__________________________________________________________________

Date(s) of Lease Amendment(s):__________________________________________________

Commencement Date:______________________________________________________________

Expiration Date:________________________________________________________________

Current Base Monthly Rental: $__________________________________________________

Base Monthly Rental Increases:__________________________________________________

Operating Expense and Tax Base Year(s): $_______________________________________

Percentage Share of Operating Expenses and Taxes: __________%

Current Monthly Payments of Operating Expenses and Taxes: $_____________________

Security Deposit: ______________________________________________________________

Guarantor: _____________________________________________________________________


The undersigned, as Tenant under the Lease of the above-referenced premises ("PREMISES") executed by M&S Prime Properties, Ltd. ("LANDLORD"), as Landlord, and Tenant on the above-referenced date, does hereby represent, certify and covenant to__________________("BUYER") ("LENDER"), and its assignees, as follows:

1.     Lease.  The copy of the Lease, including all addenda and amendments
       -----
thereto, attached hereto as Exhibit A is a true and correct copy of the Lease
                            ---------
which is in full force and effect and which has not been further amended, supplemented or changed by letter agreement or otherwise.

2.     Completion of Premises / No Disputes.  Tenant has accepted possession of
       ------------------------------------
all of the premises, and all conditions to be satisfied by Landlord under the Lease have been satisfied pursuant to the terms of the Lease, including but not limited to, completion of construction of any required improvements to the Premises except those listed below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.     No Defaults / Claims.  Neither Tenant nor Landlord is in default under
       ---------------------
any terms of the Lease nor has any event occurred which with the passage of time (after notice, if any, required by the Lease) would become an event of default under the Lease. Tenant has no disputes, claims, counterclaims, defenses or setoffs against Landlord or liens against the Property arising from the Lease. Tenant is not entitled to any


                                       D-l
concessions, rebate, allowance or free rent for any period after this certification, nor is Landlord obligated to construct or install any additional improvements in the Premises except those listed below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.     No Advance Payments; Security Deposit.  No rent or other amount payable
       -------------------------------------
  under the Lease has been paid in advance by Tenant except the current month's rent. Landlord has no obligation to segregate the security deposit (if any) or to pay interest thereon.

5.     No Extension, Purchase or Termination Rights. Tenant has no option and no
       ---------------------------------------------
 right of first refusal to purchase the Property or any interest therein and no right to cancel or terminate the Lease or extend the term of the Lease.

     6.   No Sublease / Assignment. Tenant has not entered in any sublease,
          ------------------------
      assignment or other agreement transferring any of its interest in the
                             Lease or the Premises.

7.     No Notice. Tenant has not received notice of any assignment,
       ----------
hypothecation, mortgage, or pledge of Landlord's interest in the Lease or the rents or other amounts payable thereunder, nor any violation of any federal, state, county or municipal laws, regulations or orders related to the use or condition of the Premises or the Property except those listed below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.     Hazardous Materials. No Hazardous Material has been used, treated, stored
       -------------------
  or disposed of on the Premises by Tenant. Tenant does not have any permits or identification numbers issued by the United States Environmental Protection
    Agency or by any state, county or municipal agencies with respect to its operations on the Premises, except those listed below. For the purposes hereof, the term "HAZARDOUS MATERIAL" shall mean any substance, chemical, waste or other material which is listed, defined or otherwise identified as "hazardous" or "toxic" under any federal, state, local or administrative agency ordinance or law or any regulation, order, rule or requirement adopted thereunder, as well as any petroleum, petroleum product or by-product, crude oil, natural gas liquids, liquefied natural gas, or synthetic gas usable as fuel, and "source", "special nuclear" and "by-product" material as defined in the Atomic Energy Act of 1985,
                          42 U.S.C. Sec. 3011 et seq.

--------------------------------------------------------------------------------

9.     No Modification of Lease.  From the date of this Certificate through
        ------------------------
                , no modification or amendment to the Lease, forgiveness of payment of rent or other amount due under the Lease, grant of extension or option, or prepayment of rents more than one month in advance may be made except with the written consent of Buyer.

10.     Reliance; Buyer's Rights.  Tenant recognizes and acknowledges it is
        -------------------------
    making these representations to Buyer with the intent that Buyer or its assignees will rely on Tenant's representations in connection with Buyer's acquisition of the Property. All rent payments under the Lease shall continue to be paid to Landlord in accordance with the terms of the Lease until Tenant is notified otherwise in writing. As of the effective date of the purchase of the
  Property by Buyer, Tenant will recognize Buyer as landlord under the Lease.
    Tenant further acknowledges and agrees that Buyer and its successors and assigns (including any entity holding a Deed of Trust at any time after the date of this Certificate) shall have the right to rely on the information contained in this Certificate.

11.     Binding.  The provisions hereof shall be binding upon and inure to the
        -------
benefit of the successors, assigns, personal representatives and heirs of Tenant and Buyer.

12.     Due Execution and Authorization.  The undersigned, and the person(s)
        --------------------------------
executing this Certificate on behalf of the undersigned, are duly authorized to execute this Certificate on behalf of Tenant and to bind Tenant thereto.


                    TENANT:        AMERICAN ECOLOGY CORPORATION,
                                   a Delaware corporation

                                   By:_____________________________________
                                      Stephen A. Romano
                                      President and Chief Executive Officer

                                   By:_____________________________________
                                      James R. Baumgardner
                                      Senior Vice President and
                                      Chief Financial Officer

                                    EXHIBIT E

                              RULES AND REGULATIONS

     1. Tenant shall have access to the Building and the Premises at all times during the Term, except to the extent otherwise necessary for emergencies, maintenance or repairs, which maintenance and repairs shall be accomplished with as little interference to Tenant as commercially reasonable. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 P.M.
and 8:00 A.M. the following day, or such other hours as Landlord shall determine from time to time, access to the Property and/or to the passageways, entrances, exits, shipping areas, halls, corridors, elevators or stairways and other areas in the Property may be restricted and access gained by use of a key to the outside doors of the Property, or pursuant to such security procedures Landlord may from time to time impose. All such areas, and all roofs, are not for use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Property and its tenants, provided, however, that nothing herein contained shall be construed to prevent such access to persons with whom Tenant deals in the normal course of Tenant's business unless such persons are engaged in activities which are illegal or violate these Rules. No Tenant and no employee or invitee of Tenant shall enter into areas reserved for the exclusive use of Landlord, its employees or invitees. Tenant shall keep doors to corridors and lobbies closed except when persons are entering or leaving.

     2. Tenant shall not paint, display, inscribe, maintain or affix any sign, placard, picture, advertisement, name, notice, lettering or direction on any part of the outside or inside of the Property, or on any part of the inside of the Premises which can be seen from the outside of the Premises, without the prior consent of Landlord, and then only such name or names or matter and in such color, size, style, character and material as may be first approved by Landlord in writing. Landlord shall prescribe the suite number and identification sign for the Premises (which shall be prepared and installed by Landlord at Tenant's expense). Landlord reserves the right to remove at Tenant's expense all matter not so installed or approved without notice to Tenant.

     3. Tenant shall not in any manner use the name of the Property for any purpose other than that of the business address of the Tenant, or use any picture or likeness of the Property, in any letterheads, envelopes, circulars, notices, advertisements, containers or wrapping material without Landlord's express consent in writing.

     4. Tenant shall not place anything or allow anything to be placed in the Premises near the glass of any door, partition, wall or window which may be unsightly from outside the Premises. Blinds, shades, awnings or other forms of inside or outside window ventilators or similar devices, shall not be placed in or about the outside windows in the Premises except to the extent, if any, that the character, shape, color, material and make thereof are first approved by Landlord.

     5. Furniture, freight and other large or heavy articles, and all other deliveries may be brought into the Property only at times and in the manner designated by Landlord, and always at Tenant's sole responsibility and risk.
All damage done to the Property by moving or maintaining such furniture, freight or articles shall be repaired by Landlord at Tenant's expense. Landlord may inspect items brought into the Property or Premises with respect to weight or dangerous nature. Landlord may require that all furniture, equipment, cartons and similar articles removed from the Premises or the Property be listed and a removal permit therefor first be obtained from Landlord. Tenant shall not take or permit to be taken in or out of other entrances or elevators of the Property any item normally taken, or which Landlord otherwise reasonably requires to be taken, in or out through service doors or on freight elevators. Tenant shall not allow anything to remain in or obstruct in any way, any lobby, corridor, sidewalk, passageway, entrance, exit, hall, stairway, shipping area, or other such area. Tenant shall move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all such items and waste (other than waste customarily removed by Property employees) that are at any time being taken from the Premises directly to the areas designated for disposal. Any handcarts, hand trucks or dollies used at the Property shall have rubber wheels and side guards and such other equipment as Landlord may require.

     6. Tenant shall not overload any floor or part thereof in the Premises, or Property, including any public corridors or elevators therein bringing in or removing any large or heavy articles, and Landlord may direct and control the location of safes and all other heavy articles and require supplementary supports at Tenant's expense of such material and dimensions as Landlord may deem necessary to properly distribute the weight.

     7. Tenant shall not attach or permit to be attached additional locks or similar devices to any door or window, change existing locks or the mechanism thereof, or make or permit to be made any keys for any door other than those provided by Landlord. Landlord agrees to provide up to twenty (20) keys for the lock on the entry into the Premises at no cost to Tenant. If Tenant requires more than twenty keys for such lock, Landlord will provide them upon payment for such additional keys by Tenant. Tenant, upon termination of its tenancy, shall deliver to Landlord all keys of offices, rooms and toilet rooms which have been furnished Tenant or which Tenant shall have had made, and in the event of loss of any keys so furnished shall pay Landlord for such lost keys.

     8. If Tenant desires signal, communication, alarm or other utility or similar service connections installed or changed, Tenant shall not install or change the same without the prior approval of Landlord, and then only under Landlord's direction at Tenant's expense. Tenant shall not install in the Premises any equipment which requires more electric current than Landlord is required to provide under this Lease, without Landlord's prior approval, and Tenant shall ascertain from Landlord the maximum amount of load or demand for or use of electrical current which can safely be permitted in the Premises, taking into account the capacity of electric wiring in the Property and the Premises and the needs of tenants of the Property, and shall not in any event connect a greater load than such safe capacity.

     9. Tenant shall not obtain for use upon the Premises janitor and other similar services, except from Persons approved by Landlord. Any Person engaged by Tenant to provide janitor or other services shall be subject to direction by the manager or security personnel of the Property.

     10. The toilet rooms, urinals, washbowls and other such apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this Rule shall be borne by Tenant who, or whose employees or invitees, shall have caused it. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness in and around the building.

     11. The janitorial closets, utility closets, telephone closets, broom closets, electrical closets, storage closets, and other such closets, rooms and areas shall be used only for the purposes and in the manner designated by Landlord, and may not be used by tenants, or their contractors, agents, employees, or other parties, without Landlord's prior written consent.

     12. Landlord reserves the right to exclude or expel from the Property any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules. Tenant shall not at any time manufacture, sell, use or give away, any spirituous, fermented, intoxicating or alcoholic liquors on the Premises, nor permit any of the same to occur (except in connection with occasional social or business events conducted in the Premises which do not violate any laws nor bother or annoy any other tenants). Tenant shall not at any time sell, purchase or give away food in any form by or to any of Tenant's agents or employees or any other parties on the Premises, nor permit any of the same to occur (other than in lunchrooms or kitchens for employees as may be permitted or installed by Landlord, which does not violate any laws or bother or annoy any other tenant).

     13. Tenant shall not make any room-to-room canvass to solicit business or information or to distribute any article or material to or from other tenants or occupants of the Property and shall not exhibit, sell or offer to sell, use, rent or exchange any products or services in or from the Premises unless ordinarily embraced within the Tenant's use of the Premises specified in the Lease.

     14. Tenant shall not waste electricity, water, heat or air conditioning or other utilities or services, and agrees to cooperate fully with Landlord to ensure the most effective and energy-efficient operation of the Property and shall not allow the adjustment (except by Landlord's authorized Property personnel) of any controls. Tenant shall keep corridor doors closed and shall not open any windows, except that if the air circulation shall not be in operation, windows which are openable may be opened with Landlord's consent. As a condition to claiming any deficiency in the air-conditioning or ventilation services provided by Landlord, Tenant shall close any blinds or drapes in the Premises to prevent or minimize direct sunlight.

     15. Tenant shall conduct no auction, fire or "going out of business" sale or bankruptcy sale in or from the Premises, and such prohibition shall apply to Tenant's creditors.

     16. Tenant shall cooperate and comply with any reasonable safety or security programs, including fire drills and air raid drills, and the appointment of "fire wardens" developed by Landlord for the Property, or required by law. Before leaving the Premises unattended, Tenant shall close and securely lock all doors or other means of entry to the Premises and shut off all lights and water faucets in the Premises (except heat to the extent necessary to prevent the freezing or bursting of pipes).

     17. Tenant will comply with all municipal, county, state, federal or other governmental laws, statutes, codes, regulations and other requirements, including without limitation, environmental health, safety and police requirements and regulations respecting the Premises, now or hereinafter in force, at its sole cost, and will not use the Premises for any immoral purposes.

     18. Tenant shall not (i) carry on any business, activity or service except those ordinarily embraced within the permitted use of the Premises specified in the Lease and more particularly, but without limiting the generality of the foregoing, shall not (ii) install or operate any internal combustion engine, boiler, machinery, refrigerating, heating or air conditioning equipment in or about the Premises, (iii) use the Premises for housing, lodging or sleeping purposes or for the washing of clothes, (iv) place any radio or television antennae other than inside of the Premises, (v) operate or permit to be operated any musical or sound producing instrument or device which may be heard outside the Premises, (vi) use any source of power other than electricity,
(vii) operate any electrical or other device from which may emanate electrical or other waves which may interfere with or impair radio, television, microwave, or other broadcasting or reception from or in the Property or elsewhere, (viii) bring or permit any bicycle or- other vehicle, or dog (except in the company of a blind person or except where specifically permitted) or other animal or bird in the Property, (ix) make or permit objectionable noise or odor to emanate from the Premises, (x) do anything in or about the Premises tending to create or maintain a nuisance or do any act tending to injure the reputation of the Property, (xi) throw or permit to be thrown or dropped any article from any window or other opening in the Property, (xii) use or permit upon the Premises anything that will invalidate or increase the rate of insurance on any policies of insurance now or hereafter carried on the Property or violate the certificates of occupancy issued for the Premises or the Property, (xiii) use the Premises for any purpose, or permit upon the Premises anything, that may be dangerous to persons or property (including but not limited to flammable oils, fluids, paints, chemicals, firearms or any explosive articles or materials), (xiv) do or permit anything to be done upon the Premises in any way tending to disturb any other tenant at the Property or the occupants of neighboring property nor (xv) at any time go upon the roof of the building without prior approval from Landlord.

     19.     The following Rules shall apply regarding the parking area:

          (i) Parking shall be available in areas designated generally for tenant parking. In all cases, parking for Tenant and its employees and visitors shall be on a "first come, first served," unassigned basis, with Landlord and other tenants at the Property, and their employees and visitors, and other Persons to whom Landlord shall grant the right or who shall otherwise have the right to use the same, all subject to these Rules, as the same may be amended or supplemented, and applied on a non-discriminatory basis. Notwithstanding the foregoing to the contrary, Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, handicapped individuals, and other tenants, visitors of tenants or other Persons, and Tenant and its employees and visitors shall not park in any such assigned or reserved spaces. Landlord may restrict or prohibit full size vans and other large vehicles.

          (ii) In case of any violation of these provisions, Landlord may refuse to permit the violator to park, and may remove the vehicle owned or driven by the violator from the Property without liability whatsoever, at such violator's risk and expense. Landlord reserves the right to close all or a portion of the parking areas or facilities in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the same, or if required by casualty, strike, condemnation, act of God, law or governmental requirement, or any other reason beyond Landlord's reasonable control. In the event access is denied for any reason, any monthly parking charges shall be abated to the extent access is denied, as Tenant's sole recourse. Tenant acknowledges that such parking areas or facilities may be operated by an independent contractor not affiliated with Landlord, and Tenant acknowledges that in such event, Landlord shall have no liability for claims arising through acts or omissions of such independent contractor, if such contractor is reputable.

          (iii) Hours shall be 6 A.M. to 8 P.M., Monday through Friday, and 8:00 A.M. to 1:00 P.M. on Saturdays, or such other hours as may be reasonably established by Landlord or its parking operator from time to time; cars must be parked entirely within the stall lines, and only small cars may be parked in areas reserved for small cars; all directional signs and arrows must be observed; the speed limit shall be 5 miles per hour; spaces reserved for handicapped parking must be used only by vehicles properly designated; every parker is required to park and lock his own car; washing, waxing, cleaning or servicing of any vehicle is prohibited; parking passes may be used only for parking automobiles; parking is prohibited in areas: (a) not striped or designated for parking, (b) aisles,
     (c) where "no parking" signs are posted, (d) on ramps, and (e) loading areas and other specially designated areas. Delivery trucks and vehicles shall use only those areas designated therefor.

     20. The directory of the building will be provided for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom. Any additional name that Tenant shall desire to be placed upon the directory must first be approved by Landlord, and if so approved, a charge will be made therefor.

     21. Landlord may waive any one or more of these Rules for the benefit of a particular tenant, but no such waiver by Landlord shall be construed as a waiver of these Rules in favor of any other tenant nor prevent Landlord from thereafter enforcing any such Rules against any or all of the tenants of the building.

     22. Tenant assumes any and all responsibility for protecting the premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the premises closed.

     23. Landlord reserves the right to make such other and reasonable rules as in its sole and absolute discretion may from time to time be needed for the safety, care, efficiency, cleanliness, management and operation of the building, and for the preservation of good order therein.

                                    EXHIBIT F

                                   SPACE PLAN

                              EXHIBIT F -SPACE PLAN





                      AMERICAN ECOLOGY - LAKEPOINTE CENTRE I